CHL Mortgage Pass-Through Trust 2006-HYB1

                                Final Term Sheet

                              [LOGO] Countrywide(R)

                          $1,154,098,100 (Approximate)

                                   CWMBS, Inc.
                                    Depositor

                          Countrywide Home Loans, Inc.
                               Sponsor and Seller

                       Countrywide Home Loans Servicing LP
                                 Master Servicer

      This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

      The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

      This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

      The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

                             FREE WRITING PROSPECTUS

              Mortgage Pass-Through Certificates, Series 2006-HYB1

           Distributions payable monthly, beginning February 22, 2006

The following classes of certificates are being offered pursuant to this free writing prospectus:


---------------------------------------------------------------------------------------------------
                  Initial Class                                  Initial Class
                   Certificate                                    Certificate
                 Balance/Initial  Pass-Through                  Balance/Initial
                 Notional Amount      Rate                      Notional Amount   Pass-Through Rate
---------------------------------------------------------------------------------------------------
Class 1-A-1         $471,207,000    Variable    Class 2-A-IO       $443,653,000       Variable
---------------------------------------------------------------------------------------------------
Class 1-A-2          $52,356,000    Variable    Class 3-A-1        $102,074,000       Variable
---------------------------------------------------------------------------------------------------
Class 1-A-IO        $523,563,000    Variable    Class 3-A-2         $25,518,000       Variable
---------------------------------------------------------------------------------------------------
Class 2-A-1         $100,000,000    Variable    Class 3-A-IO       $127,592,000       Variable
---------------------------------------------------------------------------------------------------
Class 2-A-2A        $151,018,000    Variable    Class A-R             $     100       Variable
---------------------------------------------------------------------------------------------------
Class 2-A-2B         $61,382,000    Variable    Class M             $28,177,000       Variable
---------------------------------------------------------------------------------------------------
Class 2-A-2C         $86,888,000    Variable    Class B-1           $18,198,000       Variable
---------------------------------------------------------------------------------------------------
Class 2-B            $44,365,000    Variable    Class B-2           $12,915,000       Variable
---------------------------------------------------------------------------------------------------

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                                     Summary

Issuing Entity

CHL Mortgage Pass-Through Trust 2006-HYB1, a common law trust formed under the laws of the State of New York.

Depositor

CWMBS, Inc., a Delaware corporation, is a limited purpose finance subsidiary of Countrywide Financial Corporation. Its address is 4500 Park Granada, Calabasas, California 91302, and its telephone number is (818) 225-3000.

Sponsor and Sellers

Countrywide Home Loans, Inc. will be the sponsor of the transaction and a seller of a portion of the mortgage loans. The remainder of the mortgage loans will be sold directly to the depositor by one or more special purpose entities that were established by Countrywide Financial Corporation or one of its subsidiaries, which acquired the mortgage loans they are selling directly from Countrywide Home Loans, Inc.

Master Servicer

Countrywide Home Loans Servicing LP

Trustee

The Bank of New York

Pooling and Servicing Agreement

The pooling and servicing agreement among the sellers, the master servicer, the depositor and the trustee, under which the issuing entity will be formed.

Cut-off Date

For any mortgage loan, the later of January 1, 2006 and the origination date for that mortgage loan (referred to as the "cut-off date" ).

Closing Date

On or about January 31, 2006.

The Mortgage Loans

The mortgage pool will consist of 30-year conventional, hybrid adjustable rate mortgage loans secured by first liens on one- to four-family residential properties with an aggregate principal balance of approximately $1,174,056,501 as of January 1, 2006. The mortgage pool will be divided into three separate groups. Each group of mortgage loans is referred to as a "loan group." The mortgage rate on each mortgage loan is adjustable based on a specified index after a specified period after origination during which the mortgage rate is fixed. The approximate aggregate stated principal balance of the mortgage loans in each loan group as of the cut-off date was as follows:

           Loan        Aggregate Principal      Fixed Rate
           Group             Balance          Period (months)
           -----       -------------------    ---------------
             1            $561,462,178              60
             2            $475,766,942              60
             3            $136,827,382              60

The statistical information presented in this free writing prospectus is as of the cut-off date. The depositor believes that the information set forth in this free writing prospectus regarding the mortgage loans as of the cut-off date is representative of the characteristics of the mortgage loans that will be delivered on the closing date. However, certain mortgage loans may prepay or may be determined not to meet the eligibility requirements for inclusion in the final mortgage pool. A limited number of mortgage loans may be added to or substituted for the mortgage loans that are described in this free writing prospectus. Any addition or substitution will not result in a material difference in the final mortgage pool although the cut-off date information regarding the actual mortgage loans may vary somewhat from the information regarding the mortgage loans presented in this free writing prospectus.

As of the cut-off date, the mortgage loans in loan group 1 had the following characteristics:

Aggregate Current Principal Balance               $561,462,178
Geographic Concentrations in excess of 10%:
   California                                     29.86%
Weighted Average Original LTV                     74.82%

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Weighted Average Mortgage Rate                    6.265%
Range of Mortgage Rates                           4.750% to 8.000%
Average Current Principal Balance                 $226,487
Range of Current Principal Balances               $28,560 to
                                                   $645,000
Weighted Average Remaining Term
   Stated Maturity                                359 months
Weighted Average FICO Score                       719
Weighted Average Gross Margin                     2.302%
Weighted Average Maximum Mortgage
   Rate                                           11.302%
Weighted Average Minimum Mortgage
   Rate                                           2.302%

As of the cut-off date, the mortgage loans in loan group 2 had the following characteristics:

Aggregate Current Principal Balance               $475,766,942

Geographic Concentrations in excess
   of 10%:
   California                                     44.16%
Weighted Average Original LTV                     74.42%
Weighted Average Mortgage Rate                    6.194%
Range of Mortgage Rates                           4.250% to
                                                  7.875%
Average Current Principal Balance                 $333,404
Range of Current Principal Balances               $41,300 to
                                                  $1,890,000
Weighted Average Remaining Term to
   Stated Maturity                                358 months
Weighted Average FICO Score                       722
Weighted Average Gross Margin                     2.296%
Weighted Average Maximum Mortgage
   Rate                                           11.252%
Weighted Average Minimum Mortgage
   Rate                                           2.296%

As of the cut-off date, the mortgage loans in loan group 3 had the following characteristics:

Aggregate Current Principal Balance               $136,827,382
Geographic Concentrations in excess
   of 10%:
   California                                     38.01%
   Florida                                        13.66%
Weighted Average Original LTV                     75.64%
Weighted Average Mortgage Rate                    6.184%
Range of Mortgage Rates                           5.000% to
                                                  7.875%
Average Current Principal Balance                 $271,483
Range of Current Principal Balances               $56,250 to
                                                  $1,484,675
Weighted Average Remaining Term to
   Stated Maturity                                358 months
Weighted Average FICO Score                       716
Weighted Average Gross Margin                     2.366%
Weighted Average Maximum Mortgage                 11.267%
   Rate
Weighted Average Minimum Mortgage
   Rate                                           2.366%

Relationship Between the Loan Groups and the Certificate Groups

The numeric prefix for each class of senior certificates designates the group of senior certificates to which that class belongs and corresponds to the loan group with the same number. For example, the certificates with a "1" prefix are sometimes referred to in this free writing prospectus as the "group 1 senior certificates", the certificates with a "2" prefix are sometimes referred to in this free writing prospectus as the "group 2 senior certificates" and so forth. The Class A-R Certificates are part of the group 1 senior certificates. The subordinated certificates correspond to the mortgage loans in each loan group. The certificates generally receive distributions based on principal and interest collected from the mortgage loans in the corresponding loan group or loan groups.

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Description of the Certificates

The issuing entity will issue nineteen classes of certificates, sixteen of which are offered by this free writing prospectus:


                           Initial
                      Class Certificate                                                Initial
                       Balance/Initial                                                  Rating     Initial Rating
       Class         Notional Amount (1)                     Type                    (Moody's) (2)    (S&P) (2)
 -------------       -------------------   --------------------------------------    ------------- --------------
 Offered Certificates
 Class 1-A-1         $      471,207,000    Super Senior/Variable Pass-Through Rate        Aaa            AAA
 Class 1-A-2         $       52,356,000   Senior Support/Variable Pass-Through Rate       Aaa            AAA
 Class 1-A-IO        $523,563,000(3) (4)        Senior/Interest-Only/ Notional            Aaa            AAA
                                              Amount/Variable Pass-Through Rate/
                                                          Component
 Class 2-A-1         $      100,000,000    Super Senior/Variable Pass-Through Rate        Aaa            AAA
 Class 2-A-2A        $      151,018,000    Super Senior/Variable Pass-Through Rate        Aaa            AAA
 Class 2-A-2B        $       61,382,000    Super Senior/Variable Pass-Through Rate        Aaa            AAA
 Class 2-A-2C        $       86,888,000    Super Senior/Variable Pass-Through Rate        Aaa            AAA
 Class 2-B           $       44,365,000   Senior Support/Variable Pass-Through Rate       Aaa            AAA
 Class 2-A-IO        $443,653,000(3) (5)        Senior/Interest-Only/ Notional            Aaa            AAA
                                              Amount/Variable Pass-Through Rate/
                                                          Component
 Class 3-A-1         $     102,074,000     Super Senior/Variable Pass-Through Rate        Aaa            AAA
 Class 3-A-2         $      25,518,000    Senior Support/Variable Pass-Through Rate       Aaa            AAA
 Class 3-A-IO        $127,592,000(3) (6)        Senior/Interest-Only/ Notional            Aaa            AAA
                                              Amount/Variable Pass-Through Rate/
                                                          Component
 Class A-R           $             100    Senior/Variable Pass-Through Rate/Residual      Aaa            AAA
 Class M             $      28,177,000      Subordinate/Variable-Pass Through Rate        Aa2            AA
 Class B-1           $      18,198,000      Subordinate/Variable-Pass Through Rate        A2             A+
 Class B-2           $      12,915,000      Subordinate/Variable-Pass Through Rate       Baa2            BBB

 Non-Offered Certificates(7)
 Class B-3           $        8,805,000     Subordinate/Variable-Pass Through Rate
 Class B-4           $        6,457,000     Subordinate/Variable-Pass Through Rate
 Class B-5           $        4,696,401     Subordinate/Variable-Pass Through Rate

----------
(1) This amount is subject to a permitted variance in the aggregate of plus or minus 5% depending on the amount of mortgage loans actually delivered on the closing date.

(2) The offered certificates will not be offered unless they are assigned the indicated ratings by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"). The Class B-3, Class B-4 and Class B-5 Certificates are not offered by this free writing prospectus, so ratings for those classes of certificates have not been provided. A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies.

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(3)  The Class 1-A-IO, Class 2-A-IO and Class 3-A-IO Certificates are comprised of multiple components that are not separately transferable. The respective notional amounts of the Class 1-A-IO, Class 2-A-IO and Class 3-A-IO Certificates will be equal to the sum of the component notional amounts of their related components.

(4) The Class 1-A-IO Certificates will have two components, the Class 1-A-1 IO and Class 1-A-2 IO Components, that will have component notional amounts that are equal to the class certificate balance of the Class 1-A-1 and Class 1-A-2 Certificates, respectively.

(5) The Class 2-A-IO Certificates will have five components, the Class 2-A-1 IO, Class 2-A-2A IO, Class 2-A-2B IO, Class 2-A-2C IO and Class 2-B IO Components, that will have component notional amounts that are equal to the class certificate balance of the Class 2-A-1, Class 2-A-2A, Class 2-A-2B, Class 2-A-2C and Class 2-B Certificates, respectively.

(6) The Class 3-A-IO Certificates will have two components, the Class 3-A-1 IO and Class 3-A-2 IO Components, that will have component notional amounts that are equal to the class certificate balance of the Class 3-A-1 and Class 3-A-2 Certificates, respectively.

(7) The Class B-3, Class B-4 and Class B-5 Certificates are not offered by this free writing prospectus. Any information contained in this free writing prospectus with respect to the Class B-3, Class B-4 and Class B-5 Certificates is provided only to permit a better understanding of the offered certificates.

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The certificates also will have the following characteristics:

                                                                Interest
                                                                Accrual
      Class       Pass-Through Rate      Accrual Period        Convention
      -----       -----------------      --------------        ----------
 Offered
 Certificates
 Class 1-A-1             (1)           calendar month (2)      30/360 (3)
 Class 1-A-2             (1)           calendar month (2)      30/360 (3)
 Class 1-A-IO            (4)           calendar month (2)      30/360 (3)
 Class 2-A-1             (5)           calendar month (2)      30/360 (3)
 Class 2-A-2A            (5)           calendar month (2)      30/360 (3)
 Class 2-A-2B            (5)           calendar month (2)      30/360 (3)
 Class 2-A-2C            (5)           calendar month (2)      30/360 (3)
 Class 2-B               (5)           calendar month (2)      30/360 (3)
 Class 2-A-IO            (6)           calendar month (2)      30/360 (3)
 Class 3-A-1             (7)           calendar month (2)      30/360 (3)
 Class 3-A-2             (7)           calendar month (2)      30/360 (3)
 Class 3-A-IO            (8)           calendar month (2)      30/360 (3)
 Class A-R               (9)           calendar month (2)      30/360 (3)
 Class M                 (10)          calendar month (2)      30/360 (3)
 Class B-1               (10)          calendar month (2)      30/360 (3)
 Class B-2               (10)          calendar month (2)      30/360 (3)

 Non-Offered
 Certificates
 Class B-3               (10)          calendar month (2)      30/360 (3)
 Class B-4               (10)          calendar month (2)      30/360 (3)
 Class B-5               (10)          calendar month (2)      30/360 (3)
----------
(1) The pass-through rates for the Class 1-A-1 and Class 1-A-2 Certificates for the interest accrual period for any distribution date (i) on or prior to the distribution date in December 2010 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 1 minus 0.579468% and 0.419468%, respectively and (ii) after the distribution date in December 2010 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 1.

(2) The interest accrual period for any distribution date will be the calendar month before the month of that distribution date.

(3) Interest will accrue at the rate described in this table on the basis of a 360 day year divided into twelve 30 day months.

(4) The pass-through rate for the Class 1-A-IO Certificates for the interest accrual period for any distribution date (i) on or prior to the distribution date in December 2010 will be a per annum rate equal to the weighted average component rates of the Class 1-A-1 and Class 1-A-2 Components and (ii) after the distribution date in December 2010 will be a per annum rate equal to 0.00%. The component rates for the Class 1-A-1 and Class 1-A-2 Components for the interest accrual period for any distribution date (i) on or prior to the distribution date in December 2010 will be a per annum rate equal to 0.579468% and 0.419468% per annum, respectively and
     (ii) after the distribution date in December 2010 will be a per annum rate equal to 0.00% in each case.

(5) The pass-through rates for the Class 2-A-1, Class 2-A-2A, Class 2-A-2B, Class 2-A-2C and Class 2-B Certificates for the interest accrual period for any distribution date (i) on or prior to the distribution date in November 2010 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 2 minus 0.497829%, 0.297829%, 0.597829%, 0.617829% and 0.347829%, respectively and (ii) after the distribution date in November 2010 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 2.

(6) The pass-through rate for the Class 2-A-IO Certificates for the interest accrual period for any distribution date (i) on or prior to the distribution date in November 2010 will be a per annum rate equal to the weighted average component rates of the Class 2-A-1, Class 2-A-2A, Class 2-A-2B, Class 2-A-2C and Class 2-B Components and (ii) after the distribution date in November 2010 will be a per annum rate equal to 0.00%. The component

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     rates for the Class 2-A-1, Class 2-A-2A, Class 2-A-2B, Class 2-A-2C and
     Class 2-B Components for the interest accrual period for any distribution date (i) on or prior to the distribution date in November 2010 will be a per annum rate equal to 0.497829%, 0.297829%, 0.597829%, 0.617829% and
     0.347829% per annum, respectively and (ii) after the distribution date in November 2010 will be a per annum rate equal to 0.00% in each case.

(7) The pass-through rates for the Class 3-A-1 and Class 3-A-2 Certificates for the interest accrual period for any distribution date (i) on or prior to the distribution date in November 2010 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 3 minus 0.597311% and 0.169311%, respectively and (ii) after the distribution date in November 2010 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 3.

(8) The pass-through rate for the Class 3-A-IO Certificates for the interest accrual period for any distribution date (i) on or prior to the distribution date in November 2010 will be a per annum rate equal to the weighted average component rates of the Class 3-A-1 and Class 3-A-2 Components and (ii) after the distribution date in November 2010 will be a per annum rate equal to 0.00%. The component rates for the Class 3-A-1 and Class 3-A-2 Components for the interest accrual period for any distribution date (i) on or prior to the distribution date in November 2010 will be a per annum rate equal to 0.597311% and 0.169311% per annum, respectively and
     (ii) after the distribution date in November 2010 will be a per annum rate equal to 0.00% in each case.

(9) The pass-through rate for the Class A-R Certificates for the interest accrual period related to any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 1.

(10) The pass-through rate for the Class M and Class B Certificates is generally a weighted average rate based on the weighted average adjusted net mortgage rate of the mortgage loans in each loan group, weighted based on the percentage of loans in each loan group that are represented by the Class M and Class B certificates. For the interest accrual period for any distribution date, the pass-through rate for the Class M and Class B certificates will be equal to (i) the sum of the following for each loan group: the product of (1) the weighted average of the adjusted net mortgage rates of the mortgage loans in that loan group as of the first day of the prior calendar month and (2) the stated principal balance of the mortgage loans in that loan group as of the first day of the prior calendar month minus the aggregate class certificate balance of the senior certificates (other than the Notional Amount Certificates) related to that loan group immediately prior to the distribution date, divided by (ii) the aggregate class certificate balance of the Class M and Class B Certificates immediately prior to the distribution date.

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Designations

We sometimes use the following designations to refer to the specified classes of certificates in order to aid your understanding of the offered certificates.

              Designation                   Classes of Certificates
              -----------                   -----------------------
         Senior Certificates               Class 1-A-1, Class 1-A-2,
                                          Class 1-A-IO, Class 2-A-1,
                                          Class 2-A-2A, Class 2-A-2B,
                                           Class 2-A-2C, Class 2-B,
                                          Class 2-A-IO, Class 3-A-1,
                                           Class 3-A-2, Class 3-A-IO
                                          and Class A-R Certificates
      Subordinated Certificates               Class M and Class B
                                                 Certificates
           Notional Amount                Class 1-A-IO, Class 2-A-IO
            Certificates                 and Class 3-A-IO Certificates
        Class B Certificates                 Class B-1, Class B-2,
                                           Class B-3, Class B-4 and
                                            Class B-5 Certificates
        Offered Certificates              Senior Certificates, Class M,
                                              Class B-1 and Class B-2
                                                 Certificates

Record Date

The record date for each class of certificates and any distribution date will be the last business day of the month preceding the month of that distribution date.

Denominations

Offered Certificates other than the Class A-R Certificates:

$25,000 and multiples of $1,000.

Class A-R Certificates:

Two certificates of $99.99 and $0.01, respectively.

Registration of Certificates

Offered Certificates other than the Class A-R Certificates:

Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) may elect to hold their beneficial interests through The Depository Trust Company.

Class A-R Certificates:

Fully registered certificated form. The Class A-R Certificates will be subject to certain restrictions on transfer described in this free writing prospectus and as more fully provided for in the pooling and servicing agreement.

Distribution Dates

We will make distributions on the business day immediately following the master servicer remittance date. The first distribution is scheduled for February 22, 2006.

Master Servicer Remittance Dates

The 19th day of each month, or if such day is not a business day, the next succeeding business day, beginning in February 2006. Since February 19 is a Sunday and February 20 is a federal holiday, February 21, 2006 will be the first master servicer remittance date.

Last Scheduled Distribution Date

The last scheduled distribution date for the certificates is the distribution date in March 2036. Since the rate of distributions in reduction of the class certificate balance or notional amount of each class of offered certificates will depend on the rate of payment (including prepayments) of the mortgage loans, the class certificate balance or notional amount of any class could be reduced to zero significantly earlier or later than the last scheduled distribution date.

Interest Payments

The related accrual period, interest accrual convention and pass-through rate for each class of interest-bearing certificates is shown in the table on page S-8.

The Class 1-A-IO, Class 2-A-IO and Class 3-A-IO Certificates will only be entitled to receive distributions of interest up to and including the distribution date in December 2010, November 2010 and November 2010, respectively.

On each distribution date, to the extent funds are available, each class of certificates will be entitled to receive:

o interest accrued at the applicable pass-through rate during the related interest accrual period on the class certificate balance or notional amount,

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      as applicable, immediately prior to that distribution date; and

o     any interest remaining unpaid from prior distribution dates; less

o any net interest shortfalls allocated to that class for that distribution date.

Allocation of Interest Shortfalls:

For any distribution date, the interest entitlement for each class of certificates will be reduced by the amount of net interest shortfalls experienced by the related mortgage loans resulting from:

o     prepayments on the mortgage loans; and

o reductions in the interest rate on the related mortgage loans due to Servicemembers Relief Act reductions or debt service reductions.

Net interest shortfalls for the mortgage loans in a loan group on any distribution date will be allocated pro rata among all classes of senior certificates related to that loan group and the subordinated certificates entitled to receive distributions of interest on that distribution date, based on their respective entitlements (or in the case of the subordinated certificates, their respective entitlements arising from the portion of the mortgage loans in that loan group related to the subordinated certificates), in each case before taking into account any reduction in the amounts from net interest shortfalls.

If on any distribution date, available funds for a loan group are not sufficient to make a full distribution of the interest entitlement on the certificates related to that loan group in the order described below under "-- Priority of Distributions Among Certificates", interest will be distributed on each class of related certificates of equal priority, pro rata, based on their respective entitlements. Any unpaid interest amount will be carried forward and added to the amount holders of each affected class of certificates will be entitled to receive on the next distribution date. Any unpaid interest amount carried forward will not bear interest.

Principal Payments

On each distribution date, certificateholders will only receive a distribution of principal on their certificates if there is cash available on that date for the payment of principal according to the principal distribution rules described in this free writing prospectus.

Generally, principal collections from the mortgage loans in a loan group are allocated to the related senior certificates as set forth below, and any remainder is allocated to the subordinated certificates:

o in the case of scheduled principal collections on the mortgage loans in the loan group, the amount allocated to the related senior certificates is based on the ratio of the aggregate class certificate balance of the related senior certificates to the principal balance of the mortgage loans in the loan group; and

o in the case of principal prepayments on the mortgage loans related to the loan group, the amount allocated to the related senior certificates is based on a fixed percentage (equal to 100%) until the tenth anniversary of the first distribution date, at which time the percentage will step down as described herein, if the specified conditions are met.

Notwithstanding the foregoing,

o no decrease in the senior prepayment percentage related to a loan group will occur unless certain conditions related to the loss and delinquency performance of the mortgage loans in each loan group are satisfied; and

o if the subordination percentage meets a certain threshold and certain conditions related to the loss and delinquency performance of the mortgage loans in that loan group and in the other loan groups are satisfied (referred to as the "two-times test"), the senior prepayment percentage will step down prior to the tenth anniversary of the first distribution date, and will be a smaller percentage than would be the case if the two times test were not met.

Principal will be distributed on each class of certificates entitled to receive principal payments as described below under "--Amounts Available for Distributions on the Certificates."

The Class 1-A-IO, Class 2-A-IO and Class 3-A-IO Certificates are not entitled to receive any principal distributions.

Amounts Available for Distributions on the Certificates

The amount available for distributions on the certificates on any distribution date will generally be calculated on a loan group by loan group basis and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

will consist of the following amounts for the mortgage loans in each loan group (after the fees and expenses described under the next heading are subtracted):

o all scheduled installments of interest (net of the related expense fees) and principal due and received on the mortgage loans in the loan group in the applicable period, together with any advances with respect to them;

o all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans in the loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures;

o net proceeds from the liquidation of defaulted mortgage loans in the loan group during the applicable period, by foreclosure or otherwise during the calendar month preceding the month of the distribution date (to the extent the amounts do not exceed the unpaid principal balance of the mortgage loan, plus accrued interest);

o subsequent recoveries with respect to the mortgage loans in the loan group;

o partial or full prepayments of the mortgage loans in the loan group collected during the applicable period, together with interest paid in connection with the prepayments (other than certain excess amounts payable to the master servicer) and the compensating interest; and

o any substitution adjustment amount or purchase price in respect of a deleted mortgage loan or a mortgage loan repurchased by a seller or originator or purchased by the master servicer during the applicable period.

Fees and Expenses
-----------------

The amounts available for distributions on the certificates on any distribution date generally will not include the following amounts calculated on a loan group by loan group basis:

o the master servicing fee and additional servicing compensation due to the master servicer;

o     the trustee fee due to the trustee;

o     lender paid mortgage insurance premiums, if any;

o the amounts in reimbursement for advances previously made and other amounts as to which the master servicer and the trustee are entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement; and

o all other amounts for which the depositor, a seller or the master servicer is entitled to be reimbursed.

Any amounts paid from the amounts collected with respect to the mortgage loans will reduce the amount that could have been distributed to the certificateholders.

Servicing Compensation

Master Servicing Fee:

The master servicer will be paid a monthly fee (referred to as the master servicing fee) with respect to each mortgage loan equal to one-twelfth of the stated principal balance of that mortgage loan multiplied by a specified per annum percentage (referred to as the master servicing fee rate). The master servicing fee rate varies from mortgage loan to mortgage loan and ranges from 0.250% per annum to 0.375% per annum. Information regarding the weighted average master servicing fee rate with respect to each of the loan groups can be found under "Servicing of Mortgage Loans--Servicing Compensation and Payment of Expenses" in this free writing prospectus. The amount of the master servicing fee is subject to adjustment with respect to certain prepaid mortgage loans, as described under "Servicing of Mortgage Loans -- Adjustment to Servicing Compensation in Connection with Certain Prepaid Mortgage Loans" in this free writing prospectus.

Additional Servicing Compensation:

The master servicer is also entitled to receive, as additional servicing compensation, all late payment fees, assumption fees, prepayment charges and other similar charges and all reinvestment income earned on amounts on deposit in certain of the issuing entity's accounts and excess proceeds with respect to mortgage loans as described under "Description of the Certificates --Priority of Distributions Among Certificates".


-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Source and Priority of Distributions:

The master servicing fee and the additional servicing compensation described above will be paid to the master servicer from collections on the mortgage loans prior to any distributions on the certificates.

Priority of Distributions
-------------------------

Priority of Distributions Among Certificates

In general, on any distribution date, available funds for each loan group will be distributed in the following order:

o to interest on the interest-bearing classes of senior certificates relating to that loan group based on their interest entitlements;

o to principal of the classes of the senior certificates relating to that loan group (other than the notional amount certificates), in the order and subject to the priorities set forth below;

o to interest on and principal, as applicable, of the classes of the senior certificates not relating to that loan group, in the order and subject to the priorities described under "Description of the Certificates -- Principal -- Transfer Payments" in this free writing prospectus;

o from remaining available funds from all of the loan groups, to interest on and then principal of each class of subordinated certificates, in the order of their numerical class designations, beginning with the Class M Certificates, in each case subject to the limitations set forth below; and

o     from any remaining available funds, to the Class A-R Certificates.

Principal
---------

On each distribution date, the principal amount related to a loan group will be distributed as described above under "--Priority of Distributions Among Certificates" as principal first with respect to the related classes of senior certificates in an amount up to the related senior principal distribution amount, and second as principal of the subordinated certificates, in an amount up to the subordinated principal distribution amount.

Senior Certificates:

On each distribution date, the principal amount related to a loan group, up to the amount of the related senior principal distribution amount, will be distributed as principal of the following classes of senior certificates, in the following order of priority:

o with respect to loan group 1, sequentially, in the following order of priority:

      o to the Class A-R Certificates, until its Class Certificate Balance is reduced to zero; and;

      o concurrently, to the Class 1-A-1 and Class 1-A-2 Certificates, pro rata, based on their respective class certificate balances, until their respective class certificate balances are reduced to zero;

o     with respect to loan group 2, concurrently,

      o 32.5400707310% to the Class 2-A-1 and Class 2-B Certificates, pro rata, based on their respective class certificate balances, until their respective class certificate balances are reduced to zero;

      o 67.4599292690%, sequentially, to the Class 2-A-2A, Class 2-A-2B and Class 2-A-2C Certificates, in that order, until their respective class certificate balances are reduced to zero; and

o with respect to loan group 3, concurrently, to the Class 3-A-1 and Class 3-A-2 Certificates, pro rata, based on their respective class certificate balances, until their respective class certificate balances are reduced to zero.

Subordinated Certificates; Applicable Credit Support Percentage Trigger:

On each distribution date, to the extent of available funds available therefor, the principal amount related to each loan group, up to the related subordinated principal distribution amount, will be distributed as principal of the subordinated certificates in order of seniority, beginning with the Class M Certificates, until their respective class certificate balances are reduced to zero. Each class of subordinated certificates will be entitled to receive its pro rata share of the related subordinated principal distribution amount (based on its respective class certificate balance); provided, that if the applicable

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

credit support percentage of a class or classes (other than the class of subordinated certificates then outstanding with the highest distribution priority) is less than the original applicable credit support percentage for that class or classes (referred to as "restricted classes"), the restricted classes will not receive distributions of principal prepayments. Instead, the portion of principal prepayments otherwise distributable to the restricted classes will be allocated to those classes of subordinated certificates that are not restricted classes, pro rata, based upon their respective class certificate balances and distributed in the sequential order described above.

Allocation of Realized Losses

On each distribution date, the amount of any realized losses on the mortgage loans in a loan group will be allocated in the following order or priority:

o to the subordinated certificates in the reverse order of their priority of distribution, beginning with the class of subordinated certificates outstanding with the lowest distribution priority, until their respective class certificate balances are reduced to zero, and

o to the related classes of senior certificates (other than the notional amount certificates), pro rata, until their respective class certificate balances are reduced to zero; provided, however, that any realized losses otherwise allocated to

      o the Class 1-A-1 Certificates will be allocated to the Class 1-A-2 Certificates, until its class certificate balance is reduced to zero,

      o the Class 2-A-1, Class 2-A-2A, Class 2-A-2B and Class 2-A-2C Certificates will be allocated to the Class 2-B Certificates, until its class certificate balance is reduced to zero, and

      o the Class 3-A-1 Certificates will be allocated to the Class 3-A-2 Certificates, until its class certificate balance is reduced to zero.

In addition, if, on any distribution date, following all distributions and the allocation of realized losses, the aggregate class certificate balance of all classes of certificates exceeds the pool principal balance, then the class certificate balance of the class of subordinated certificates then outstanding with the lowest distribution priority will be reduced by the amount of the excess.

Credit Enhancement

The issuance of senior certificates and subordinated certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular distributions of interest and principal.

Subordination

The senior certificates will have a distribution priority over the classes of subordinated certificates. Among the subordinated certificates offered by this free writing prospectus, the Class M Certificates will have a distribution priority over the Class B Certificates. Within the Class B Certificates, each class of certificates will have a distribution priority over those classes of certificates, if any, with a higher numerical designation.

Subordination is designed to provide the holders of certificates with a higher distribution priority with protection against losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating the realized losses on the mortgage loans in a loan group first, to the subordinated certificates, beginning with the class of subordinated certificates then outstanding with the lowest distribution priority, and second to the senior certificates (other than the notional amount certificates) related to that loan group in accordance with the priorities set forth above under "-- Allocation of Realized Losses."

Additionally, as described above under "-- Principal Payments," unless certain conditions are met, the senior prepayment percentage related to a loan group (which determines the allocation of the principal prepayments between the related senior certificates and the subordinated certificates) will equal or exceed the related senior percentage (which represents the related senior certificates' pro rata percentage interest in the mortgage loans in the related loan group). This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the related senior certificates which receive these unscheduled payments of principal while, in the absence of realized losses, increasing the interest in the principal balance of the mortgage loans in a loan group evidenced by the subordinated certificates. Increasing the respective interest of the subordinated certificates relative to that of the related senior certificates is intended to preserve the availability of the

--------------------------------------------------------------------------------
subordination provided by the subordinated certificates.

Advances

The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the master servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Repurchase, Substitution and Purchase of Mortgage Loans

The sellers may be required to repurchase, or substitute with a replacement mortgage loan, any mortgage loan as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the mortgage loans that materially and adversely affects the interests of the certificateholders in that mortgage loan.

Additionally, the master servicer may purchase from the issuing entity any mortgage loan that is delinquent in payment by 151 days or more.

Countrywide Home Loans, Inc. also will be obligated to purchase any mortgage loan with respect to which it has modified the mortgage rate at the request of the borrower.

The purchase price for any mortgage loans repurchased by a seller or purchased by the master servicer will generally be equal to the stated principal balance of the mortgage loan plus interest accrued at the applicable mortgage rate (and in the case of purchases by the master servicer, less the related master servicing fee rate).

Optional Termination

The master servicer may purchase all of the remaining assets of the issuing entity and retire all the outstanding classes of certificates on or after the distribution date on which the aggregate stated principal balance of the mortgage loans and any related real estate owned by the issuing entity is less than or equal to 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date.

Tax Status

For federal income tax purposes, the issuing entity will consist of one or more
REMICs: one or more underlying REMICs (if any) and the master REMIC. The assets of the lowest underlying REMIC in this tiered structure (or the master REMIC if there are no underlying REMICs) will consist of the mortgage loans and any other assets designated in the pooling and servicing agreement. The master REMIC will issue the several classes of certificates, which, other than the Class A-R Certificates, will represent the regular interests in the master REMIC. The Class A-R Certificates will represent ownership of both the residual interest in the master REMIC and the residual interests in any underlying REMICs.

ERISA Considerations

The offered certificates (other than the Class 1-A-IO, Class 2-A-IO, Class 3-A-IO and Class A-R Certificates) may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of the benefit plan, so long as certain conditions are met.

Legal Investment

The senior certificates and the Class M Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. The Class B-1 and Class B-2 Certificates will not be rated in one of the two highest rating categories by a nationally recognized statistical rating organization, and therefore will not be mortgage related securities for purposes of that Act.

--------------------------------------------------------------------------------

                                The Mortgage Pool

                                  LOAN GROUP 1
                                  Loan Programs

                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
                             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Loan Program                   Loans     Outstanding    Group 1  Outstanding ($)   Rate (%)    (Months)      Score     Ratio (%)
------------                 ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
5/1 One-Year CMT - Interest
  Only .....................     2     $    526,500      0.09%      263,250         5.707        357          721        86.6
5/25 Six-Month LIBOR .......    94       16,797,715      2.99       178,699         6.582        359          716        72.4
5/25 Six-Month LIBOR -
  Interest Only ............ 1,340      290,345,881     51.71       216,676         6.482        359          721        72.1
5/1 One-Year LIBOR .........    82       17,633,770      3.14       215,046         6.174        359          717        75.6
5/1 One-Year LIBOR -
  Interest Only ............   961      236,158,312     42.06       245,742         5.984        358          718        78.3
                             -----     ------------    -------
  Total ...................  2,479     $561,462,178    100.00%
                             =====     ============    ======

                   Current Mortgage Loan Principal Balances(1)

                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
Range of                     Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
Current Mortgage             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Loan Principal Balances ($)    Loans     Outstanding    Group 1  Outstanding ($)  Rate (%)     (Months)      Score       Ratio (%)
---------------------------  ---------   -----------   --------  --------------   ---------  -----------    --------  -------------
0.01 - 50,000.00 ...........     7     $    297,398      0.05%       42,485         7.033        359          741        75.8
50,000.01 - 100,000.00 .....   152       12,113,732      2.16        79,696         6.579        359          726        74.0
100,000.01 - 150,000.00 ....   425       54,602,657      9.73       128,477         6.391        359          723        74.7
150,000.01 - 200,000.00 ....   509       89,332,859     15.91       175,507         6.344        359          718        74.7
200,000.01 - 250,000.00 ....   415       93,119,051     16.59       224,383         6.252        359          719        75.2
250,000.01 - 300,000.00 ....   405      111,430,091     19.85       275,136         6.241        359          718        74.9
300,000.01 - 350,000.00 ....   299       97,449,679     17.36       325,919         6.281        359          717        74.6
350,000.01 - 400,000.00 ....   210       78,504,736     13.98       373,832         6.097        358          722        74.5
400,000.01 - 450,000.00 ....    44       18,093,183      3.22       411,209         5.986        358          719        77.2
450,000.01 - 500,000.00 ....     9        4,209,309      0.75       467,701         6.359        359          698        74.8
500,000.01 - 550,000.00 ....     2        1,036,000      0.18       518,000         7.118        359          652        72.9
600,000.01 - 650,000.00 ....     2        1,273,484      0.23       636,742         7.380        358          701        70.0
                             -----     ------------    -------
  Total .................... 2,479     $561,462,178    100.00%
                             =====     ============    ======
----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in loan group 1 was approximately $226,487.

                           Original Principal Balances


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
Range of Original            Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Principal Balances ($)         Loans     Outstanding    Group 1  Outstanding ($)  Rate (%)    (Months)      Score       Ratio (%)
----------------------       ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
0.01 - 50,000.00 ...........     7     $    297,398      0.05%       42,485         7.033        359          741        75.8
50,000.01 - 100,000.00 .....   150       11,917,421      2.12        79,449         6.592        359          727        73.8
100,000.01 - 150,000.00 ....   427       54,798,969      9.76       128,335         6.389        359          723        74.7
150,000.01 - 200,000.00 ....   509       89,332,859     15.91       175,507         6.344        359          718        74.7
200,000.01 - 250,000.00 ....   415       93,119,051     16.59       224,383         6.252        359          719        75.2
250,000.01 - 300,000.00 ....   405      111,430,091     19.85       275,136         6.241        359          718        74.9
300,000.01 - 350,000.00 ....   299       97,449,679     17.36       325,919         6.281        359          717        74.6
350,000.01 - 400,000.00 ....   210       78,504,736     13.98       373,832         6.097        358          722        74.5
400,000.01 - 450,000.00 ....    44       18,093,183      3.22       411,209         5.986        358          719        77.2
450,000.01 - 500,000.00 ....     9        4,209,309      0.75       467,701         6.359        359          698        74.8
500,000.01 - 550,000.00 ....     2        1,036,000      0.18       518,000         7.118        359          652        72.9
600,000.01 - 650,000.00 ....     2        1,273,484      0.23       636,742         7.380        358          701        70.0
                             -----     ------------    ------
  Total .................... 2,479     $561,462,178    100.00%
                             =====     ============    ======

               Geographic Distribution of Mortgaged Properties(1)

                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
                             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Geographic Distribution        Loans     Outstanding    Group 1  Outstanding ($)  Rate (%)    (Months)      Score       Ratio (%)
-----------------------      ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
Alaska .....................     1     $    260,000      0.05%      260,000        6.375         359          793        79.0
Alabama ....................     6        1,038,414      0.18       173,069        6.203         359          721        72.3
Arizona ....................   257       53,940,067      9.61       209,884        6.330         359          723        75.4
California .................   593      167,624,538     29.86       282,672        6.264         359          716        72.8
Colorado ...................    91       17,893,338      3.19       196,630        6.054         359          725        75.7
Connecticut ................    15        3,303,138      0.59       220,209        6.302         359          712        73.3
District of Columbia .......     9        2,440,603      0.43       271,178        6.191         359          731        77.3
Delaware ...................     9        2,175,332      0.39       241,704        6.184         358          721        77.2
Florida ....................   164       33,695,431      6.00       205,460        6.461         359          725        76.0
Georgia ....................    54        9,438,929      1.68       174,795        6.173         359          718        78.7
Hawaii .....................     5        1,488,900      0.27       297,780        5.895         359          735        76.5


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
                             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Geographic Distribution        Loans     Outstanding    Group 1  Outstanding ($)  Rate (%)     (Months)      Score      Ratio (%)
-----------------------      ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
Iowa .......................     1          116,893      0.02       116,893        6.125         359          660        70.0
Idaho ......................    18        3,188,973      0.57       177,165        6.300         359          732        74.1
Illinois ...................   231       46,937,468      8.36       203,193        6.368         359          721        74.2
Indiana ....................    13        1,726,860      0.31       132,835        6.178         359          736        78.6
Kansas .....................     4          816,000      0.15       204,000        6.355         359          730        73.4
Kentucky ...................     4          550,271      0.10       137,568        6.057         359          729        77.7
Louisiana ..................     6          652,345      0.12       108,724        5.620         358          747        78.0
Massachusetts ..............    19        6,011,265      1.07       316,382        6.637         359          712        72.0
Maryland ...................    92       23,017,175      4.10       250,187        6.175         358          711        75.7
Maine ......................     3          352,852      0.06       117,617        6.202         359          717        76.8
Michigan ...................    30        5,225,193      0.93       174,173        6.438         359          714        75.0
Minnesota ..................    14        2,608,477      0.46       186,320        6.165         359          747        77.0
Missouri ...................    18        2,284,973      0.41       126,943        6.367         359          723        77.6
Mississippi ................     2          355,680      0.06       177,840        5.688         357          732        79.5
Montana ....................     4          766,315      0.14       191,579        6.424         359          712        74.2
North Carolina .............    86       12,367,459      2.20       143,808        6.287         359          721        75.4
New Hampshire ..............     8        2,114,563      0.38       264,320        6.353         359          741        73.5
New Jersey .................    33        8,439,658      1.50       255,747        6.276         359          723        74.4
New Mexico .................     5          883,014      0.16       176,603        6.253         358          706        79.9
Nevada .....................   135       31,847,544      5.67       235,908        6.157         358          718        77.5
New York ...................    33        9,162,585      1.63       277,654        6.350         359          705        75.3
Ohio .......................    28        4,389,153      0.78       156,755        5.959         359          725        78.7
Oklahoma ...................     3          276,060      0.05        92,020        6.332         360          775        76.7
Oregon .....................    94       18,017,259      3.21       191,673        6.227         359          721        75.2
Pennsylvania ...............    21        3,948,896      0.70       188,043        6.071         359          711        78.1
Rhode Island ...............    10        2,375,181      0.42       237,518        6.519         359          693        72.7
South Carolina .............    34        6,122,648      1.09       180,078        6.315         358          737        77.2
South Dakota ...............     2          250,956      0.04       125,478        6.436         360          711        80.0
Tennessee ..................    18        3,666,555      0.65       203,698        5.960         358          732        79.3
Texas ......................    41        6,238,028      1.11       152,147        6.189         358          728        77.6
Utah .......................    38        6,863,654      1.22       180,622        6.406         359          708        74.3
Virginia ...................   106       29,370,669      5.23       277,082        6.223         358          718        74.6
Vermont ....................     1          205,200      0.04       205,200        6.000         359          705        95.0
Washington .................   102       23,591,540      4.20       231,290        6.074         359          719        75.9
Wisconsin ..................    10        1,765,496      0.31       176,550        6.447         359          680        78.7


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
                             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Geographic Distribution        Loans     Outstanding    Group 1  Outstanding ($)   Rate (%)    (Months)      Score      Ratio (%)
-----------------------      ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
West Virginia ..............     3          708,000      0.13       236,000        7.163         359          713        80.0
Wyoming ....................     5          948,632      0.17       189,726        6.087         358          746        78.1
                             -----     ------------    ------
  Total .................... 2,479     $561,462,178    100.00%
                             =====     ============    ======
----------
(1)  No more than approximately 0.50% of the Mortgage Loans in loan group 1 were secured by mortgaged properties located in any one postal zip code area.

                       Original Loan-to-Value Ratios(1)(2)

                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
Range of Original            Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Loan-to-Value Ratios (%)       Loans     Outstanding    Group 1  Outstanding ($)   Rate (%)    (Months)      Score      Ratio (%)
------------------------     ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
0.01 - 50.00 ...............    35     $  8,125,679      1.45%      232,162         5.787        358          737        44.1
50.01 - 55.00 ..............    15        3,391,887      0.60       226,126         5.944        358          728        53.2
55.01 - 60.00 ..............    29        6,853,378      1.22       236,323         6.130        359          724        58.8
60.01 - 65.00 ..............    65       16,752,082      2.98       257,724         6.282        359          727        63.8
65.01 - 70.00 ..............   956      202,649,201     36.09       211,976         6.403        359          721        69.8
70.01 - 75.00 ..............   130       33,170,416      5.91       255,157         6.368        359          712        74.4
75.01 - 80.00 .............. 1,154      271,225,623     48.31       235,031         6.172        359          718        79.8
80.01 - 85.00 ..............     9        1,597,179      0.28       177,464         5.992        358          709        84.3
85.01 - 90.00 ..............    54       11,170,150      1.99       206,855         6.304        358          714        89.8
90.01 - 95.00 ..............    32        6,526,583      1.16       203,956         6.185        358          720        94.7
                             -----     ------------    ------
  Total .................... 2,479     $561,462,178    100.00%
                             =====     ============    ======
----------
(1)   As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in loan group 1 was approximately 74.82%.

(2) Does not take into account any secondary financing on the Mortgage Loans in loan group 1 that may exist at the time of origination.

                            Current Mortgage Rates(1)


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
Range of Current             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Mortgage Rates (%)             Loans     Outstanding    Group 1  Outstanding ($)   Rate (%)    (Months)      Score      Ratio (%)
------------------           ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
4.501 - 5.000 ..............     10    $  2,447,764      0.44%      244,776         4.886        359          742        78.0
5.001 - 5.500 ..............    179      44,527,393      7.93       248,756         5.416        358          723        77.3
5.501 - 6.000 ..............    680     169,282,619     30.15       248,945         5.839        358          724        75.2
6.001 - 6.500 ..............    886     195,630,374     34.84       220,802         6.332        359          719        74.1
6.501 - 7.000 ..............    537     111,970,943     19.94       208,512         6.781        359          715        73.9
7.001 - 7.500 ..............    155      30,511,484      5.43       196,848         7.313        359          707        76.1
7.501 - 8.000 ..............     32       7,091,601      1.26       221,613         7.763        359          697        79.4
                              -----    ------------    ------
  Total ....................  2,479    $561,462,178    100.00%
                              =====    ============    ======
----------
(1)   The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 1 was approximately 6.265% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 1 net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 6.263% per annum.


                          Types of Mortgaged Properties

                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
                             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Property Type                  Loans     Outstanding    Group 1  Outstanding ($)   Rate (%)    (Months)      Score      Ratio (%)
-------------                ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
Single Family Residence ....  1,316     $296,944,850    52.89%      225,642         6.293        359          718         74.2
Planned Unit Development ...    676      155,337,712    27.67       229,790         6.197        359          718         76.7
Low-rise Condominium .......    380       80,884,348    14.41       212,854         6.229        359          728         75.1
2-4 Family Residence .......    105       27,923,268     4.97       265,936         6.453        359          714         70.6
Cooperative ................      2          372,000     0.07       186,000         6.313        359          694         80.0
                              -----     ------------   ------
  Total ....................  2,479     $561,462,178   100.00%
                              =====     ============   ======

                                  Loan Purpose


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
                             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Loan Purpose                   Loans     Outstanding    Group 1  Outstanding ($)   Rate (%)    (Months)      Score      Ratio (%)
------------                 ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
Purchase ...................   1,720    $375,632,775    66.90%      218,391         6.301        359          724         75.9
Refinance (cash-out) .......     564     139,588,850    24.86       247,498         6.218        359          708         72.2
Refinance (rate/term) ......     195      46,240,553     8.24       237,131         6.115        359          714         74.4
                               -----    ------------   ------
  Total ....................   2,479    $561,462,178   100.00%
                               =====    ============   ======

                               Occupancy Types(1)


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
                             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Occupancy Type                 Loans     Outstanding    Group 1  Outstanding ($)   Rate (%)    (Months)      Score      Ratio (%)
--------------               ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
Primary Residence ..........   1,863    $439,543,010    78.29%      235,933         6.219        359          716         75.4
Investment Property ........     454      85,273,975    15.19       187,828         6.529        359          731         70.8
Secondary Residence ........     162      36,645,193     6.53       226,205         6.207        358          735         76.7
                              -----     ------------   ------
  Total ....................  2,479     $561,462,178   100.00%
                              =====     ============   ======
----------
(1)Based upon representations of the related borrowers at the time of origination.

                         Remaining Terms to Maturity(1)


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
Remaining Term               Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
to Maturity (Months)           Loans     Outstanding    Group 1  Outstanding ($)   Rate (%)    (Months)      Score      Ratio (%)
--------------------         ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
360 ........................     408    $ 88,053,492    15.68%      215,817         6.581        360          721         73.2
359 ........................   1,146     260,517,605    46.40       227,328         6.362        359          718         74.6
358 ........................     725     163,507,557    29.12       225,528         6.045        358          719         74.8
357 ........................     153      39,292,941     7.00       256,817         5.938        357          720         79.1
356 ........................      32       7,095,144     1.26       221,723         5.785        356          736         75.4
355 ........................      11       2,319,035     0.41       210,821         5.989        355          711         78.8
354 ........................       3         490,916     0.09       163,639         5.999        354          755         81.4
350 ........................       1         185,488     0.03       185,488         6.125        350          737         95.0
                               -----    ------------   ------
  Total ....................   2,479    $561,462,178   100.00%
                               =====    ============   ======
----------
(1)   As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in loan group 1 was approximately 359 months.

                             Documentation Programs


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
                             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Documentation Program          Loans     Outstanding    Group 1  Outstanding ($)   Rate (%)    (Months)      Score      Ratio (%)
---------------------        ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
Reduced ....................     840    $194,790,826    34.69%      231,894         6.422        359          717         74.3
Full/Alternative ...........     839     187,979,529    33.48       224,052         6.011        358          713         78.1
No Ratio ...................     322      71,508,192    12.74       222,075         6.483        359          719         70.6
No Income/No Asset .........     254      53,831,364     9.59       211,935         6.531        359          733         69.6
Preferred ..................     129      32,468,426     5.78       251,693         5.708        358          750         80.1
Stated Income/Stated Asset .      93      20,443,262     3.64       219,820         6.552        359          705         70.4
Fannie Mae Desktop
  Underwriter (1) ..........       2         440,580     0.08       220,290         5.577        357          723         78.3
                               -----    ------------   ------
  Total ....................   2,479    $561,462,178   100.00%
                               =====    ============   ======

(1) Fannie Mae Desktop Underwriter is an automated underwriting system (AUS).

                              FICO Credit Scores(1)


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
Range of                     Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
FICO Credit Scores             Loans     Outstanding    Group 1  Outstanding ($)   Rate (%)    (Months)      Score      Ratio (%)
------------------           ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
601 - 620 ..................       1    $    268,000     0.05%      268,000         6.375        359          620         80.0
621 - 640 ..................      29       7,150,895     1.27       246,583         6.347        359          633         77.2
641 - 660 ..................      61      14,424,319     2.57       236,464         6.490        359          654         76.0
661 - 680 ..................     378      87,797,849    15.64       232,269         6.288        359          670         75.0
681 - 700 ..................     421      96,031,198    17.10       228,103         6.366        359          691         74.9
701 - 720 ..................     423      96,128,345    17.12       227,254         6.286        359          710         74.9
721 - 740 ..................     384      86,253,137    15.36       224,618         6.237        359          731         75.2
741 - 760 ..................     324      71,549,025    12.74       220,830         6.163        359          750         74.9
761 - 780 ..................     252      55,601,087     9.90       220,639         6.230        359          770         74.5
781 - 800 ..................     152      34,700,182     6.18       228,291         6.128        358          789         73.0
801 - 820 ..................      52      11,015,730     1.96       211,841         6.210        359          806         73.9
821 - 840 ..................       1         259,000     0.05       259,000         5.250        359          821         35.0
Unknown ....................       1         283,410     0.05       283,410         5.375        356          N/A         90.0
                               -----    ------------   ------
  Total ....................   2,479    $561,462,178   100.00%
                               =====    ============   ======
----------
(1)  As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in loan group 1 was approximately
     719.

                    Prepayment Charge Periods at Origination


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
Prepayment Charge            Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Period (Months)                Loans     Outstanding    Group 1  Outstanding ($)   Rate (%)    (Months)      Score      Ratio (%)
-----------------            ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
0 ..........................   2,476    $560,603,552    99.85%      226,415         6.266        359          719         74.8
12 .........................       1         402,047     0.07       402,047         5.500        355          692         70.0
36 .........................       2         456,579     0.08       228,289         6.250        357          700         72.7
                               -----    ------------   ------
  Total ....................   2,479    $561,462,178   100.00%
                               =====    ============   ======

                        Months to Initial Adjustment Date


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
Months to Initial            Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Adjustment Date                Loans     Outstanding    Group 1  Outstanding ($)   Rate (%)    (Months)      Score      Ratio (%)
-----------------            ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
50 .........................       1    $    185,488     0.03%      185,488         6.125        350          737         95.0
54 .........................       3         490,916     0.09       163,639         5.999        354          755         81.4
55 .........................      11       2,319,035     0.41       210,821         5.989        355          711         78.8
56 .........................      32       7,095,144     1.26       221,723         5.785        356          736         75.4
57 .........................     153      39,292,941     7.00       256,817         5.938        357          720         79.1
58 .........................     725     163,507,557    29.12       225,528         6.045        358          719         74.8
59 .........................   1,146     260,517,605    46.40       227,328         6.362        359          718         74.6
60 .........................     408      88,053,492    15.68       215,817         6.581        360          721         73.2
                               -----    ------------   ------
  Total ....................   2,479    $561,462,178   100.00%
                               =====    ============   ======

                                Gross Margins(1)


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
                             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Range of Gross Margins (%)     Loans     Outstanding    Group 1  Outstanding ($)   Rate (%)    (Months)      Score      Ratio (%)
--------------------------   ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
2.001 - 3.000 ..............   2,439    $552,728,491    98.44%      226,621         6.250        359          720         74.7
3.001 - 4.000 ..............       9       2,081,438     0.37       231,271         6.377        356          713         87.3
4.001 - 5.000 ..............      31       6,652,250     1.18       214,589         7.487        359          694         79.4
                               -----    ------------   ------
  Total ....................   2,479    $561,462,178   100.00%
                               =====    ============   ======
----------
(1)   As of the cut-off date, the weighted average gross margin of the Mortgage
      Loans in loan group 1 was approximately 2.302%.

                             Maximum Mortgage Rates


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
Range of Maximum             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Mortgage Rates (%)             Loans     Outstanding    Group 1  Outstanding ($)   Rate (%)    (Months)      Score      Ratio (%)
------------------           ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
9.001 - 10.000 .............      10    $  2,447,764     0.44%      244,776         4.886        359          742         78.0
10.001 - 11.000 ............     827     205,131,305    36.54       248,043         5.752        358          724         75.8
11.001 - 12.000 ............   1,408     306,868,490    54.66       217,946         6.473        359          718         73.9
12.001 - 13.000 ............     219      44,490,093     7.92       203,151         7.209        359          708         76.2
13.001 - 14.000 ............      15       2,524,526     0.45       168,302         7.442        358          708         80.1
                               -----    ------------   ------
  Total ....................   2,479    $561,462,178   100.00%
                               =====    ============   ======

                            Initial Adjustment Dates


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
                             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Initial Adjustment Date        Loans     Outstanding    Group 1  Outstanding ($)   Rate (%)    (Months)      Score      Ratio (%)
-----------------------      ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
March 2010 .................       1    $    185,488     0.03%      185,488         6.125        350          737         95.0
July 2010 ..................       3         490,916     0.09       163,639         5.999        354          755         81.4
August 2010 ................      11       2,319,035     0.41       210,821         5.989        355          711         78.8
September 2010 .............      32       7,095,144     1.26       221,723         5.785        356          736         75.4
October 2010 ...............     153      39,292,941     7.00       256,817         5.938        357          720         79.1
November 2010 ..............     725     163,507,557    29.12       225,528         6.045        358          719         74.8
December 2010 ..............   1,146     260,517,605    46.40       227,328         6.362        359          718         74.6
January 2011 ...............     408      88,053,492    15.68       215,817         6.581        360          721         73.2
                               -----    ------------   ------
  Total ....................   2,479    $561,462,178   100.00%
                               =====    ============   ======

                             Minimum Mortgage Rates


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
Range of Minimum             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Mortgage Rates (%)             Loans     Outstanding    Group 1  Outstanding ($)   Rate (%)    (Months)      Score      Ratio (%)
------------------           ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
2.001 - 3.000 ..............   2,439    $552,728,491    98.44%      226,621         6.250        359          720         74.7
3.001 - 4.000 ..............       9       2,081,438     0.37       231,271         6.377        356          713         87.3
4.001 - 5.000 ..............      31       6,652,250     1.18       214,589         7.487        359          694         79.4
                               -----    ------------   ------
  Total ....................   2,479    $561,462,178   100.00%
                               =====    ============   ======

                           Initial Periodic Rate Caps


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
Initial Periodic Rate        Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Cap (%)                        Loans     Outstanding    Group 1  Outstanding ($)   Rate (%)    (Months)      Score      Ratio (%)
---------------------        ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
3.000 ......................       2    $    709,347     0.13%      354,673         6.583        356          687         74.3
5.000 ......................   2,385     540,847,410    96.33       226,770         6.264        359          719         74.8
6.000 ......................      92      19,905,421     3.55       216,363         6.283        357          721         74.3
                               -----    ------------   ------
  Total ....................   2,479    $561,462,178   100.00%
                               =====    ============   ======

                          Subsequent Periodic Rate Caps


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
Subsequent Periodic          Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Rate Cap (%)                   Loans     Outstanding    Group 1  Outstanding ($)   Rate (%)    (Months)      Score      Ratio (%)
-------------------          ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
1.000 ......................   1,253    $267,043,023    47.56%      213,123         6.482        359          720         72.0
2.000 ......................   1,226     294,419,155    52.44       240,146         6.068        358          718         77.4
                               -----    ------------   ------
  Total ....................   2,479    $561,462,178   100.00%
                               =====    ============   ======

                      Interest Only Periods at Origination


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
Interest-Only                Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Period (Months)                Loans     Outstanding    Group 1  Outstanding ($)   Rate (%)    (Months)      Score      Ratio (%)
---------------              ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
0 ..........................     176    $ 34,431,485     6.13%      195,633         6.373        359          716         74.0
60 .........................     738     179,716,926    32.01       243,519         5.997        358          719         77.4
120 ........................   1,565     347,313,767    61.86       221,926         6.393        359          720         73.6
                               -----    ------------   ------
  Total ....................   2,479    $561,462,178   100.00%
                               =====    ============   ======

                                  LOAN GROUP 2

                                  Loan Programs


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
                             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Loan Program                   Loans     Outstanding    Group 2  Outstanding ($)  Rate (%)    (Months)      Score       Ratio (%)
------------                 ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
5/25 Six-Month LIBOR .......      45    $  7,492,834     1.57%      166,507         6.448        359          704         70.8
5/25 Six-Month LIBOR -
Interest Only ..............     802     192,034,077    40.36       239,444         6.563        359          716         72.4
5/1 One-Year LIBOR .........      59      31,749,560     6.67       538,128         5.941        358          725         73.8
5/1 One-Year LIBOR -
  Interest-Only ............     521     244,490,471    51.39       469,272         5.929        358          727         76.2
                               -----    ------------   ------
  Total ....................   1,427    $475,766,942   100.00%
                               =====    ============   ======

                   Current Mortgage Loan Principal Balances(1)


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
Range of                     Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
Current Mortgage             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Loan Principal Balances ($)    Loans     Outstanding    Group 2  Outstanding ($)  Rate (%)    (Months)      Score       Ratio (%)
---------------------------  ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
      0.01 -  50,000.00 ....       5    $    224,727     0.05%       44,945         7.175        359          723         71.5
 50,000.01 - 100,000.00 ....      97       7,862,158     1.65        81,053         6.503        359          708         70.6
100,000.01 - 150,000.00 ....     198      24,549,260     5.16       123,986         6.448        359          720         71.7
150,000.01 - 200,000.00 ....     223      38,995,529     8.20       174,868         6.445        359          716         72.0
200,000.01 - 250,000.00 ....     161      36,271,891     7.62       225,291         6.506        359          715         74.1
250,000.01 - 300,000.00 ....     115      31,250,525     6.57       271,744         6.461        359          717         74.5
300,000.01 - 350,000.00 ....      74      23,920,784     5.03       323,254         6.295        359          721         73.4
350,000.01 - 400,000.00 ....      58      21,667,722     4.55       373,581         6.119        358          718         74.2
400,000.01 - 450,000.00 ....     111      47,659,833    10.02       429,368         6.003        358          717         76.3
450,000.01 - 500,000.00 ....      98      46,610,467     9.80       475,617         6.071        358          722         77.3
500,000.01 - 550,000.00 ....      60      31,335,041     6.59       522,251         6.153        358          718         76.7
550,000.01 - 600,000.00 ....      62      35,673,326     7.50       575,376         6.068        358          727         76.3
600,000.01 - 650,000.00 ....      54      34,036,316     7.15       630,302         5.984        358          727         74.6


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
Range of                     Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
Current Mortgage             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Loan Principal Balances ($)    Loans     Outstanding    Group 2  Outstanding ($)  Rate (%)    (Months)      Score       Ratio (%)
---------------------------  ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
650,000.01 - 700,000.00 ....      17      11,410,247     2.40       671,191         6.117        358          728         75.9
700,000.01 - 750,000.00 ....      18      13,122,061     2.76       729,003         6.015        358          733         73.4
750,000.01 - 1,000,000.00 ..      67      58,811,277    12.36       877,780         6.073        358          731         72.5
1,000,000.01 - 1,500,000.00        7       8,753,778     1.84      1,250,540        5.971        358          732         71.4
1,500,000.01 - 2,000,000.00        2       3,612,000     0.76      1,806,000        6.481        359          726         72.3
                               -----    ------------   ------
  Total ....................   1,427    $475,766,942   100.00%
                               =====    ============   ======
----------
(1)   As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in loan group 2 was approximately $333,404.

                           Original Principal Balances


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
Range of Original            Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Principal Balances ($)         Loans     Outstanding    Group 2  Outstanding ($)  Rate (%)    (Months)      Score       Ratio (%)
----------------------       ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
      0.01 -  50,000.00 ....       5    $    224,727     0.05%       44,945         7.175        359          723         71.5
 50,000.01 - 100,000.00 ....      97       7,862,158     1.65        81,053         6.503        359          708         70.6
100,000.01 - 150,000.00 ....     198      24,549,260     5.16       123,986         6.448        359          720         71.7
150,000.01 - 200,000.00 ....     223      38,995,529     8.20       174,868         6.445        359          716         72.0
200,000.01 - 250,000.00 ....     161      36,271,891     7.62       225,291         6.506        359          715         74.1
250,000.01 - 300,000.00 ....     114      30,970,525     6.51       271,671         6.458        359          717         74.6
300,000.01 - 350,000.00 ....      74      23,920,784     5.03       323,254         6.295        359          721         73.4
350,000.01 - 400,000.00 ....      57      21,267,722     4.47       373,118         6.133        358          719         74.1
400,000.01 - 450,000.00 ....     112      48,059,833    10.10       429,106         5.998        358          717         76.3
450,000.01 - 500,000.00 ....      98      46,610,467     9.80       475,617         6.071        358          722         77.3
500,000.01 - 550,000.00 ....      59      30,797,872     6.47       521,998         6.158        358          718         76.6
550,000.01 - 600,000.00 ....      62      35,673,326     7.50       575,376         6.068        358          727         76.3
600,000.01 - 650,000.00 ....      55      34,573,485     7.27       628,609         5.982        358          727         74.7
650,000.01 - 700,000.00 ....      17      11,410,247     2.40       671,191         6.117        358          728         75.9


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
Range of Original            Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Principal Balances ($)         Loans     Outstanding    Group 2  Outstanding ($)  Rate (%)    (Months)      Score       Ratio (%)
----------------------       ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
  700,000.01 -   750,000.00       17      12,399,576     2.61       729,387         6.023        358          732         73.3
  750,000.01 - 1,000,000.00       69      59,813,762    12.57       866,866         6.074        358          731         72.5
1,000,000.01 - 1,500,000.00        7       8,753,778     1.84      1,250,540        5.971        358          732         71.4
1,500,000.01 - 2,000,000.00        2       3,612,000     0.76      1,806,000        6.481        359          726         72.3
                               -----    ------------   ------
  Total ....................   1,427    $475,766,942   100.00%
                               =====    ============   ======

               Geographic Distribution of Mortgaged Properties(1)


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
                             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Geographic Distribution        Loans     Outstanding    Group 2  Outstanding ($)  Rate (%)    (Months)      Score       Ratio (%)
-----------------------      ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
Alaska .....................       1    $    153,600     0.03%      153,600         5.750        358          801         80.0
Alabama ....................       2         205,430     0.04       102,715         6.461        359          712         67.7
Arkansas ...................       4         632,550     0.13       158,138         6.259        358          692         79.9
Arizona ....................     144      37,758,570     7.94       262,212         6.415        359          724         73.7
California .................     406     210,098,251    44.16       517,483         6.052        358          722         74.9
Colorado ...................      49       9,968,943     2.10       203,448         6.314        358          729         75.1
Connecticut ................       8       1,608,964     0.34       201,121         6.553        359          750         70.0
District of Columbia .......       5       1,404,100     0.30       280,820         6.179        359          715         71.2
Delaware ...................       3       1,070,051     0.22       356,684         5.953        358          709         77.0
Florida ....................     121      28,144,016     5.92       232,595         6.269        358          725         73.1
Georgia ....................      25       5,436,422     1.14       217,457         6.131        359          732         75.9
Hawaii .....................       3       1,503,000     0.32       501,000         5.859        358          726         80.0
Iowa .......................       3         391,300     0.08       130,433         5.689        358          685         70.0
Idaho ......................      13       2,135,440     0.45       164,265         6.519        359          736         73.0
Illinois ...................     147      39,727,212     8.35       270,253         6.307        359          723         73.1
Indiana ....................       2          97,914     0.02        48,957         6.935        358          698         70.0
Kansas .....................       3       1,328,159     0.28       442,720         5.542        356          734         71.0
Louisiana ..................       1          94,500     0.02        94,500         6.500        359          756         70.0
Massachusetts ..............      14       5,190,499     1.09       370,750         6.216        358          741         74.0
Maryland ...................      53      15,957,753     3.35       301,090         6.183        359          725         77.4
Michigan ...................      19       5,199,037     1.09       273,634         6.312        359          736         74.8
Minnesota ..................       7       1,639,372     0.34       234,196         5.824        358          714         63.7


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
                             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Geographic Distribution        Loans     Outstanding    Group 2  Outstanding ($)  Rate (%)    (Months)      Score       Ratio (%)
-----------------------      ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
Missouri ...................       8       1,900,960     0.40       237,620         6.376        359          750         73.9
Mississippi ................       3         760,577     0.16       253,526         6.041        357          759         79.8
Montana ....................       2         416,150     0.09       208,075         6.667        359          688         70.0
North Carolina .............      40       8,900,787     1.87       222,520         6.441        359          712         70.2
New Hampshire ..............       3         417,250     0.09       139,083         6.556        359          705         71.5
New Jersey .................      21       5,733,524     1.21       273,025         6.882        359          705         76.7
New Mexico .................       1          41,300     0.01        41,300         7.500        359          736         70.0
Nevada .....................      41      13,780,746     2.90       336,116         6.206        358          718         73.8
New York ...................      21       9,634,362     2.03       458,779         6.692        359          705         74.7
Ohio .......................      11       1,771,918     0.37       161,083         6.539        359          706         76.5
Oklahoma ...................       3         300,341     0.06       100,114         6.116        359          702         72.7
Oregon .....................      46       9,683,605     2.04       210,513         6.169        359          721         74.0
Pennsylvania ...............       5       1,156,321     0.24       231,264         6.112        359          723         75.9
Rhode Island ...............      12       2,419,003     0.51       201,584         6.544        359          728         72.0
South Carolina .............      23       6,683,280     1.40       290,577         6.166        359          731         72.2
Tennessee ..................       6       1,621,925     0.34       270,321         5.793        357          722         83.2
Texas ......................      13       1,905,529     0.40       146,579         6.544        359          721         76.2
Utah .......................      13       1,948,267     0.41       149,867         6.380        359          717         72.6
Virginia ...................      64      20,893,874     4.39       326,467         6.208        358          710         74.9
Washington .................      50      14,342,767     3.01       286,855         6.255        358          716         75.3
Wisconsin ..................       4         439,200     0.09       109,800         6.543        359          710         74.0
West Virginia ..............       3         621,600     0.13       207,200         7.178        358          691         80.0
Wyoming ....................       1         648,574     0.14       648,574         5.500        358          706         68.4
                               -----    ------------   ------
  Total ....................   1,427    $475,766,942   100.00%
                               =====    ============   ======
----------
(1)  No more than approximately 0.85% of the Mortgage Loans in loan group 2 were secured by mortgaged properties located in any one postal zip code area.

                      Original Loan-to-Value Ratios(1)(2)


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
Range of Original            Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Loan-to-Value Ratios (%)       Loans     Outstanding    Group 2  Outstanding ($)  Rate (%)    (Months)      Score       Ratio (%)
------------------------     ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
 0.01 - 50.00 ..............      18    $  7,670,764     1.61%      426,154         5.736        358          749         44.6
50.01 - 55.00 ..............       5       1,598,426     0.34       319,685         5.686        358          753         54.0
55.01 - 60.00 ..............      16       5,411,630     1.14       338,227         6.052        358          719         57.6
60.01 - 65.00 ..............      47      18,373,100     3.86       390,917         5.974        358          724         63.5
65.01 - 70.00 ..............     619     151,458,218    31.83       244,682         6.443        359          714         69.7
70.01 - 75.00 ..............     127      59,399,369    12.48       467,712         6.153        358          721         73.6
75.01 - 80.00 ..............     578     224,917,471    47.27       389,131         6.080        358          727         79.8
80.01 - 85.00 ..............       3       1,395,725     0.29       465,242         5.724        358          684         83.1
85.01 - 90.00 ..............      11       4,162,140     0.87       378,376         6.440        358          711         89.8
90.01 - 95.00 ..............       3       1,380,100     0.29       460,033         5.594        357          725         95.0
                               -----    ------------   ------
  Total ....................   1,427    $475,766,942   100.00%
                               =====    ============   ======
----------
(1)   As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in loan group 2 was approximately 74.42%. (2) Does not take into account any secondary financing on the Mortgage Loans in loan group 2 that may exist at the time of origination.

                            Current Mortgage Rates(1)

                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
Range of Current             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Mortgage Rates (%)             Loans     Outstanding    Group 2  Outstanding ($)  Rate (%)    (Months)      Score       Ratio (%)
------------------           ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
4.001 - 4.500 ..............       1    $    429,970     0.09%      429,970         4.250        358          799         71.3
4.501 - 5.000 ..............      13       7,645,187     1.61       588,091         4.879        357          729         73.5
5.001 - 5.500 ..............     127      63,294,077    13.30       498,379         5.389        358          735         75.5
5.501 - 6.000 ..............     366     145,118,215    30.50       396,498         5.813        358          730         74.9
6.001 - 6.500 ..............     445     128,060,573    26.92       287,777         6.337        359          717         74.1
6.501 - 7.000 ..............     356      95,759,830    20.13       268,988         6.784        359          716         73.5
7.001 - 7.500 ..............     103      30,938,100     6.50       300,370         7.328        359          697         74.3
7.501 - 8.000 ..............      16       4,520,990     0.95       282,562         7.813        359          678         76.7
                               -----    ------------   ------
  Total ....................   1,427    $475,766,942   100.00%
                               =====    ============   ======
----------
(1)   The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 2 was approximately 6.194% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 2 net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 6.193% per annum.


                          Types of Mortgaged Properties


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
                             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Property Type                  Loans     Outstanding    Group 2  Outstanding ($)  Rate (%)    (Months)      Score       Ratio (%)
-------------                ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
Single Family Residence ....     672    $232,628,274    48.90%      346,173         6.182        358          722         74.3
Planned Unit Development ...     426     152,981,227    32.15       359,111         6.133        358          722         75.0
Low-rise Condominium .......     208      55,903,931    11.75       268,769         6.177        358          720         74.8
2-4 Family Residence .......     119      33,105,309     6.96       278,196         6.552        359          726         72.1
Cooperative ................       1         763,200     0.16       763,200         7.500        358          686         90.0
High-rise Condominium ......       1         385,000     0.08       385,000         6.500        355          767         70.0
                               -----    ------------   ------
  Total ....................   1,427    $475,766,942   100.00%
                               =====    ============   ======

                                  Loan Purpose


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
                             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Loan Purpose                   Loans     Outstanding    Group 2  Outstanding ($)  Rate (%)    (Months)      Score       Ratio (%)
------------                 ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
Purchase ...................     978    $297,760,657    62.59%      304,459         6.251        358          725         75.7
Refinance (cash-out) .......     317     120,858,898    25.40       381,258         6.194        358          711         71.9
Refinance (rate/term) ......     132      57,147,387    12.01       432,935         5.898        358          730         72.8
                               -----    ------------   ------
  Total ....................   1,427    $475,766,942   100.00%
                               =====    ============   ======

                               Occupancy Types(1)


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
                             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Occupancy Type                 Loans     Outstanding    Group 2  Outstanding ($)  Rate (%)    (Months)      Score       Ratio (%)
--------------               ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
Primary Residence ..........     977    $379,818,780    79.83%      388,760         6.130        358          721         75.2
Investment Property ........     372      70,994,692    14.92       190,846         6.565        359          721         69.8
Secondary Residence ........      78      24,953,470     5.24       319,916         6.110        358          729         75.5
                               -----    ------------   ------
  Total ....................   1,427    $475,766,942   100.00%
                               =====    ============   ======
----------
(1)   Based upon representations of the related borrowers at the time of origination.

                         Remaining Terms to Maturity(1)

                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
Remaining Term               Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
to Maturity (Months)           Loans     Outstanding    Group 2  Outstanding ($)  Rate (%)    (Months)      Score       Ratio (%)
--------------------         ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
360 ........................     135    $ 34,943,672     7.34%      258,842         6.630        360          714         72.0
359 ........................     676     205,838,412    43.26       304,495         6.401        359          718         74.2
358 ........................     494     176,756,721    37.15       357,807         6.025        358          726         74.7
357 ........................      95      42,579,715     8.95       448,208         5.721        357          726         76.8
356 ........................      19      11,687,391     2.46       615,126         5.774        356          722         72.1
355 ........................       2         804,238     0.17       402,119         5.848        355          757         75.2
354 ........................       3       1,195,999     0.25       398,666         5.325        354          716         79.1
353 ........................       1         722,485     0.15       722,485         5.875        353          747         75.0
351 ........................       2       1,238,308     0.26       619,154         5.119        351          722         73.4
                               -----    ------------   ------
  Total ....................   1,427    $475,766,942   100.00%
                               =====    ============   ======
----------
(1)   As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in loan group 2 was approximately 358 months.

                             Documentation Programs


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
                             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Documentation Program          Loans     Outstanding    Group 2  Outstanding ($)  Rate (%)    (Months)      Score       Ratio (%)
---------------------        ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
Reduced ....................     569    $171,693,183    36.09%      301,745         6.473        359          718         74.1
Full/Alternative ...........     355     145,809,237    30.65       410,730         5.898        358          720         75.5
Preferred ..................     166      77,885,855    16.37       469,192         5.749        358          738         76.6
No Ratio ...................     204      46,974,438     9.87       230,267         6.563        359          718         72.0
No Income/No Asset .........      99      24,209,042     5.09       244,536         6.532        359          723         69.7
Stated Income/Stated Asset .      33       8,591,186     1.81       260,339         6.738        359          702         69.7
Fannie Mae Desktop
  Underwriter (1) ..........       1         604,000     0.13       604,000         5.875        358          702         80.0
                               -----    ------------   ------
  Total ....................   1,427    $475,766,942   100.00%
                               =====    ============   ======
----------
(1) Fannie Mae Desktop Underwriter is an automated underwriting system (AUS).

                              FICO Credit Scores(1)


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
Range of                     Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
FICO Credit Scores             Loans     Outstanding    Group 2  Outstanding ($)  Rate (%)    (Months)      Score       Ratio (%)
------------------           ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
601 - 620 ..................       1    $    276,400     0.06%      276,400         5.875        359          620         70.0
621 - 640 ..................      21       5,426,797     1.14       258,419         6.538        359          631         74.0
641 - 660 ..................      39      13,466,475     2.83       345,294         6.647        359          653         74.7
661 - 680 ..................     186      55,406,898    11.65       297,887         6.411        359          671         73.3
681 - 700 ..................     248      75,332,914    15.83       303,762         6.329        358          691         74.2
701 - 720 ..................     258      86,151,349    18.11       333,920         6.168        358          710         74.7
721 - 740 ..................     231      80,217,808    16.86       347,263         6.158        358          730         75.2
741 - 760 ..................     222      74,470,867    15.65       335,454         6.121        358          751         74.8
761 - 780 ..................     130      51,327,497    10.79       394,827         6.025        358          769         73.5
781 - 800 ..................      73      26,463,501     5.56       362,514         5.833        358          789         74.2
801 - 820 ..................      18       7,226,434     1.52       401,469         6.021        359          806         76.2
                               -----    ------------   ------
  Total.....................   1,427    $475,766,942   100.00%
                               =====    ============   ======
----------
(1)  As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in loan group 2 was approximately
     722.

                    Prepayment Charge Periods at Origination


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
Prepayment Charge            Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Period (Months)                Loans     Outstanding    Group 2  Outstanding ($)  Rate (%)    (Months)      Score       Ratio (%)
-----------------            ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
0 ..........................   1,424    $475,182,604    99.88%      333,696         6.194        358          722         74.4
36 .........................       3         584,337     0.12       194,779         6.342        359          696         72.2
                               -----    ------------   ------
  Total ....................   1,427    $475,766,942   100.00%
                               =====    ============   ======

                        Months to Initial Adjustment Date


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
Months to Initial            Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Adjustment Date                Loans     Outstanding    Group 2  Outstanding ($)  Rate (%)    (Months)      Score       Ratio (%)
-----------------            ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
51 .........................       2    $  1,238,308     0.26%      619,154         5.119        351          722         73.4
53 .........................       1         722,485     0.15       722,485         5.875        353          747         75.0
54 .........................       3       1,195,999     0.25       398,666         5.325        354          716         79.1
55 .........................       2         804,238     0.17       402,119         5.848        355          757         75.2
56 .........................      19      11,687,391     2.46       615,126         5.774        356          722         72.1
57 .........................      95      42,579,715     8.95       448,208         5.721        357          726         76.8
58 .........................     494     176,756,721    37.15       357,807         6.025        358          726         74.7
59 .........................     676     205,838,412    43.26       304,495         6.401        359          718         74.2
60 .........................     135      34,943,672     7.34       258,842         6.630        360          714         72.0
                               -----    ------------   ------
  Total ....................   1,427    $475,766,942   100.00%
                               =====    ============   ======

                                Gross Margins(1)


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
                             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Range of Gross Margins (%)     Loans     Outstanding    Group 2  Outstanding ($)  Rate (%)    (Months)      Score       Ratio (%)
--------------------------   ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
2.001 - 3.000 ..............   1,407    $470,192,862    98.83%      334,181         6.178        358          722         74.4
4.001 - 5.000 ..............      19       4,974,080     1.05       261,794         7.538        359          671         76.6
5.001 - 6.000 ..............       1         600,000     0.13       600,000         7.875        357          683         72.7
                               -----    ------------   ------
  Total ....................   1,427    $475,766,942   100.00%
                               =====    ============   ======
----------
(1)   As of the cut-off date, the weighted average gross margin of the Mortgage
      Loans in loan group 2 was approximately 2.296%.

                             Maximum Mortgage Rates


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
Range of Maximum             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Mortgage Rates (%)             Loans     Outstanding    Group 2  Outstanding ($)  Rate (%)    (Months)      Score       Ratio (%)
------------------           ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
 9.001 - 10.000 ............      12    $  7,030,053     1.48%      585,838         4.831        357          731         74.0
10.001 - 11.000 ............     463     191,030,272    40.15       412,592         5.691        358          732         75.1
11.001 - 12.000 ............     803     234,373,001    49.26       291,872         6.450        359          718         73.9
12.001 - 13.000 ............     147      42,926,379     9.02       292,016         7.247        359          698         74.1
13.001 - 14.000 ............       2         407,237     0.09       203,618         7.250        356          666         75.0
                               -----    ------------   ------
  Total ....................   1,427    $475,766,942   100.00%
                               =====    ============   ======

                            Initial Adjustment Dates


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
                             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Initial Adjustment Date        Loans     Outstanding    Group 2  Outstanding ($)  Rate (%)    (Months)      Score       Ratio (%)
-----------------------      ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
April 2010 .................       2    $  1,238,308     0.26%      619,154         5.119        351          722         73.4
June 2010 ..................       1         722,485     0.15       722,485         5.875        353          747         75.0
July 2010 ..................       3       1,195,999     0.25       398,666         5.325        354          716         79.1
August 2010 ................       2         804,238     0.17       402,119         5.848        355          757         75.2
September 2010 .............      19      11,687,391     2.46       615,126         5.774        356          722         72.1
October 2010 ...............      95      42,579,715     8.95       448,208         5.721        357          726         76.8
November 2010 ..............     494     176,756,721    37.15       357,807         6.025        358          726         74.7
December 2010 ..............     676     205,838,412    43.26       304,495         6.401        359          718         74.2
January 2011 ...............     135      34,943,672     7.34       258,842         6.630        360          714         72.0
                               -----    ------------   ------
  Total ....................   1,427    $475,766,942   100.00%
                               =====    ============   ======

                             Minimum Mortgage Rates


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
Range of Minimum             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Mortgage Rates (%)             Loans     Outstanding    Group 2  Outstanding ($)  Rate (%)    (Months)      Score       Ratio (%)
------------------           ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
2.001 - 3.000 ..............   1,407    $470,192,862    98.83%      334,181         6.178        358          722         74.4
4.001 - 5.000 ..............      19       4,974,080     1.05       261,794         7.538        359          671         76.6
5.001 - 6.000 ..............       1         600,000     0.13       600,000         7.875        357          683         72.7
                               -----    ------------   ------
  Total ....................   1,427    $475,766,942   100.00%
                               =====    ============   ======

                           Initial Periodic Rate Caps


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
Initial Periodic Rate        Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Cap (%)                        Loans     Outstanding    Group 2  Outstanding ($)  Rate (%)    (Months)      Score       Ratio (%)
---------------------        ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
1.000 ......................       1    $     92,831     0.02%       92,831         6.500        358          753         70.0
5.000 ......................   1,361     448,012,951    94.17       329,179         6.215        358          722         74.5
6.000 ......................      65      27,661,159     5.81       425,556         5.862        357          726         73.3
                               -----    ------------   ------
  Total ....................   1,427    $475,766,942   100.00%
                               =====    ============   ======

                          Subsequent Periodic Rate Caps


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
Subsequent Periodic          Mortgage      Balance        Loan      Balance       Mortgage   to Maturity    Credit    Loan-to-Value
Rate Cap (%)                   Loans     Outstanding    Group 2  Outstanding ($)  Rate (%)    (Months)      Score       Ratio (%)
-------------------          ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
1.000 ......................     800    $180,983,741    38.04%      226,230         6.605        359          715         72.1
2.000 ......................     627     294,783,201    61.96       470,149         5.942        358          726         75.8
                               -----    ------------   ------
  Total ....................   1,427    $475,766,942   100.00%
                               =====    ============   ======

                      Interest Only Periods at Origination


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term        FICO       Original
Interest-Only                Mortgage      Balance        Loan      Balance       Mortgage   to Maturity     Credit    Loan-to-Value
Period (Months)                Loans     Outstanding    Group 2  Outstanding ($)  Rate (%)    (Months)       Score      Ratio (%)
---------------              ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
0 ..........................     104    $ 39,242,394     8.25%      377,331         6.038        358          721         73.2
60 .........................     386     180,958,585    38.04       468,805         5.890        358          730         76.3
120 ........................     937     255,565,963    53.72       272,749         6.433        359          716         73.2
                               -----    ------------   ------
  Total ....................   1,427    $475,766,942   100.00%
                               =====    ============   ======

                                  LOAN GROUP 3
                                  Loan Programs


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term         FICO      Original
                             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity     Credit   Loan-to-Value
Loan Program                   Loans     Outstanding    Group 3  Outstanding ($)  Rate (%)     (Months)      Score      Ratio (%)
------------                 ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
5/1 One-Year CMT - Interest
-Only ......................       1    $    325,000     0.24%      325,000         6.125        358          642         62.5
5/25 Six-Month LIBOR .......      19       3,522,009     2.57       185,369         6.543        359          703         73.8
5/25 Six-Month LIBOR -
Interest-Only ..............     220      54,098,133    39.54       245,901         6.417        359          713         74.0
5/1 One-Year LIBOR .........      22       5,432,081     3.97       246,913         6.238        358          711         76.2
5/1 One-Year LIBOR-Interest
Only .......................     242      73,450,159    53.68       303,513         5.990        358          719         77.0
                                 ---    ------------   ------
  Total ....................     504    $136,827,382   100.00%
                                 ===    ============   ======

                   Current Mortgage Loan Principal Balances(1)


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
Range of                     Number of    Principal     Loans in   Principal      Current        Term         FICO      Original
Current Mortgage             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity     Credit   Loan-to-Value
Loan Principal Balances ($)    Loans     Outstanding    Group 3  Outstanding ($)  Rate (%)     (Months)      Score      Ratio (%)
---------------------------  ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
   50,000.01 -   100,000.00       35    $  2,898,097     2.12%       82,803         6.512        359          700         73.3
  100,000.01 -   150,000.00       80      10,260,656     7.50       128,258         6.416        358          714         76.4
  150,000.01 -   200,000.00       92      16,067,187    11.74       174,643         6.345        358          718         76.5
  200,000.01 -   250,000.00       78      17,591,301    12.86       225,530         6.234        358          717         75.8
  250,000.01 -   300,000.00       56      15,411,095    11.26       275,198         6.389        359          706         75.7
  300,000.01 -   350,000.00       46      14,892,600    10.88       323,752         6.239        359          706         74.4
  350,000.01 -   400,000.00       43      16,089,011    11.76       374,163         6.065        358          708         76.1
  400,000.01 -   450,000.00       21       8,920,698     6.52       424,795         6.056        358          726         78.6
  450,000.01 -   500,000.00       11       5,223,853     3.82       474,896         6.103        358          717         75.5
  500,000.01 -   550,000.00       11       5,764,332     4.21       524,030         5.978        358          737         77.4
  550,000.01 -   600,000.00       11       6,422,124     4.69       583,829         6.007        358          726         75.6
  600,000.01 -   650,000.00        6       3,771,806     2.76       628,634         6.125        358          687         76.4


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
Range of                     Number of    Principal     Loans in   Principal      Current        Term         FICO      Original
Current Mortgage             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity     Credit   Loan-to-Value
Loan Principal Balances ($)    Loans     Outstanding    Group 3  Outstanding ($)  Rate (%)     (Months)      Score      Ratio (%)
---------------------------  ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
  700,000.01 -   750,000.00        1         727,900     0.53       727,900         5.250        358          708         80.0
  750,000.01 - 1,000,000.00       11      10,027,044     7.33       911,549         6.045        358          722         73.8
1,000,000.01 - 1,500,000.00        2       2,759,675     2.02      1,379,838        5.192        358          781         64.2
                                 ---    ------------   ------
  Total ....................     504    $136,827,382   100.00%
                                 ===    ============   ======
----------
(1)   As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in loan group 3 was approximately $271,483.

                           Original Principal Balances


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term         FICO      Original
Range of Original            Mortgage      Balance        Loan      Balance       Mortgage   to Maturity     Credit   Loan-to-Value
Principal Balances ($)         Loans     Outstanding    Group 3  Outstanding ($)  Rate (%)     (Months)      Score      Ratio (%)
----------------------       ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
   50,000.01 - 100,000.00 .     35     $  2,898,097     2.12%       82,803         6.512        359          700         73.3
  100,000.01 - 150,000.00 .     80       10,260,656     7.50       128,258         6.416        358          714         76.4
  150,000.01 - 200,000.00 .     92       16,067,187    11.74       174,643         6.345        358          718         76.5
  200,000.01 - 250,000.00 .     78       17,591,301    12.86       225,530         6.234        358          717         75.8
  250,000.01 - 300,000.00 .     55       15,113,398    11.05       274,789         6.406        359          705         75.8
  300,000.01 - 350,000.00 .     46       14,892,600    10.88       323,752         6.239        359          706         74.4
  350,000.01 - 400,000.00 .     44       16,386,708    11.98       372,425         6.054        358          709         76.0
  400,000.01 - 450,000.00 .     21        8,920,698     6.52       424,795         6.056        358          726         78.6
  450,000.01 - 500,000.00 .     11        5,223,853     3.82       474,896         6.103        358          717         75.5
  500,000.01 - 550,000.00 .     11        5,764,332     4.21       524,030         5.978        358          737         77.4
  550,000.01 - 600,000.00 .     11        6,422,124     4.69       583,829         6.007        358          726         75.6
  600,000.01 - 650,000.00 .      6        3,771,806     2.76       628,634         6.125        358          687         76.4
  700,000.01 - 750,000.00 .      1          727,900     0.53       727,900         5.250        358          708         80.0
  750,000.01 - 1,000,000.00     11       10,027,044     7.33       911,549         6.045        358          722         73.8
1,000,000.01 - 1,500,000.00      2        2,759,675     2.02      1,379,838        5.192        358          781         64.2
                               ---     ------------   ------
  Total ...................    504     $136,827,382   100.00%
                               ===     ============   ======

               Geographic Distribution of Mortgaged Properties(1)


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term         FICO      Original
                             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity     Credit   Loan-to-Value
Geographic Distribution        Loans     Outstanding    Group 3  Outstanding ($)  Rate (%)     (Months)      Score      Ratio (%)
-----------------------      ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
Alabama ....................       2    $    298,037     0.22%      149,019         5.500        357          764         80.0
Arizona ....................      47      10,723,106     7.84       228,151         6.441        358          723         75.3
California .................     135      52,004,555    38.01       385,219         6.100        358          715         75.4
Colorado ...................      27       8,387,392     6.13       310,644         5.840        358          729         71.5
Connecticut ................       3       1,064,250     0.78       354,750         6.510        358          646         75.7
District of Columbia .......       1         276,500     0.20       276,500         6.250        360          720         70.0
Florida ....................      80      18,692,295    13.66       233,654         6.418        359          722         75.4
Georgia ....................       8       1,006,177     0.74       125,772         6.059        358          720         82.6
Hawaii .....................       1         597,916     0.44       597,916         5.625        358          757         80.0
Idaho ......................       6       1,049,112     0.77       174,852         6.424        358          702         80.0
Illinois ...................       5       1,153,818     0.84       230,764         6.621        359          679         70.0
Indiana ....................       2         252,411     0.18       126,206         5.930        358          695         75.4
Kentucky ...................       1          84,617     0.06        84,617         5.500        358          695         80.8
Massachusetts ..............       4       1,457,315     1.07       364,329         5.643        358          716         76.9
Maryland ...................       8       1,897,470     1.39       237,184         6.294        358          714         79.0
Michigan ...................       7       1,337,983     0.98       191,140         6.301        358          697         78.2
Minnesota ..................       2         341,409     0.25       170,705         6.665        359          759         70.0
Missouri ...................       2         128,750     0.09        64,375         6.273        359          704         71.6
North Carolina .............       1         189,191     0.14       189,191         6.875        359          669         70.0
Nebraska ...................       1          78,750     0.06        78,750         5.875        358          727         90.0
Nevada .....................      46      11,950,679     8.73       259,797         6.039        358          720         78.0
Ohio .......................      13       1,438,007     1.05       110,616         6.174        359          691         75.7
Oregon .....................      24       4,717,198     3.45       196,550         6.518        359          705         76.0
Pennsylvania ...............       2         569,920     0.42       284,960         5.809        359          679         80.0
South Carolina .............       3         640,100     0.47       213,367         6.034        358          706         83.9
South Dakota ...............       1         114,297     0.08       114,297         6.500        359          659         80.0
Tennessee ..................       4         939,600     0.69       234,900         5.558        358          726         76.0
Texas ......................       6       1,302,300     0.95       217,050         5.788        358          747         79.0
Utah .......................      17       3,397,142     2.48       199,832         6.146        358          710         77.6


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term         FICO      Original
                             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity     Credit   Loan-to-Value
Geographic Distribution        Loans     Outstanding    Group 3  Outstanding ($)  Rate (%)     (Months)      Score      Ratio (%)
-----------------------      ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
Virginia ...................      16       4,075,885     2.98       254,743         6.426        359          710         75.3
Washington .................      27       6,446,070     4.71       238,743         6.270        359          704         74.1
Wyoming ....................       2         215,130     0.16       107,565         6.183        359          733         76.1
                                 ---    ------------   ------
  Total ....................     504    $136,827,382   100.00%
                                 ===    ============   ======
----------
(1)  No more than approximately 1.09% of the Mortgage Loans in loan group 3 were secured by mortgaged properties located in any one postal zip code area.


                       Original Loan-to-Value Ratios(1)(2)


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term         FICO      Original
Range of Original            Mortgage      Balance        Loan      Balance       Mortgage   to Maturity     Credit   Loan-to-Value
Loan-to-Value Ratios (%)       Loans     Outstanding    Group 3  Outstanding ($)  Rate (%)     (Months)      Score      Ratio (%)
------------------------     ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
 0.01 - 50.00 ..............       9    $  2,113,589     1.54%      234,843         6.103        359          737         45.3
50.01 - 55.00 ..............       2       1,844,275     1.35       922,138         5.299        358          783         54.9
55.01 - 60.00 ..............       5         895,765     0.65       179,153         6.324        358          724         58.0
60.01 - 65.00 ..............      15       4,206,268     3.07       280,418         6.189        359          704         63.1
65.01 - 70.00 ..............     132      32,105,694    23.46       243,225         6.321        359          712         69.7
70.01 - 75.00 ..............      30      11,585,031     8.47       386,168         6.104        358          725         73.6
75.01 - 80.00 ..............     293      80,451,400    58.80       274,578         6.169        358          714         79.7
80.01 - 85.00 ..............       5         626,927     0.46       125,385         6.264        359          712         84.3
85.01 - 90.00 ..............       6       1,325,495     0.97       220,916         6.044        358          690         89.5
90.01 - 95.00 ..............       6       1,546,949     1.13       257,825         5.807        358          731         95.0
95.01 - 100.00 .............       1         125,990     0.09       125,990         6.750        356          696         100.0
                                 ---    ------------   ------
  Total ....................     504    $136,827,382   100.00%
                                 ===    ============   ======
----------
(1)   As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in loan group 3 was approximately 75.64%. (2) Does not take into account any secondary financing on the Mortgage Loans in loan group 3 that may exist at the time of origination.

                            Current Mortgage Rates(1)


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term         FICO      Original
Range of Current             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity     Credit   Loan-to-Value
Mortgage Rates (%)             Loans     Outstanding    Group 3  Outstanding ($)  Rate (%)     (Months)      Score      Ratio (%)
------------------           ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
4.501 - 5.000 ..............       2    $    852,000     0.62%      426,000         5.000        358          750         80.0
5.001 - 5.500 ..............      55      20,224,650    14.78       367,721         5.378        358          725         75.8
5.501 - 6.000 ..............     130      39,615,319    28.95       304,733         5.822        358          720         75.4
6.001 - 6.500 ..............     170      42,529,448    31.08       250,173         6.320        359          711         75.4
6.501 - 7.000 ..............     111      24,352,245    17.80       219,390         6.791        359          711         75.7
7.001 - 7.500 ..............      30       8,331,280     6.09       277,709         7.328        359          707         76.6
7.501 - 8.000 ..............       6         922,440     0.67       153,740         7.755        359          687         80.7
                                 ---    ------------   ------
  Total ....................     504    $136,827,382   100.00%
                                 ===    ============   ======
----------
(1)   The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 3 was approximately 6.184% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 3 net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 6.182% per annum.


                          Types of Mortgaged Properties


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term         FICO      Original
                             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity     Credit   Loan-to-Value
Property Type                  Loans     Outstanding    Group 3  Outstanding ($)  Rate (%)     (Months)      Score      Ratio (%)
-------------                ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
Single Family Residence ....     253    $ 66,278,111    48.44%      261,969         6.222        358          712         75.2
Planned Unit Development ...     142      44,639,584    32.62       314,363         6.093        358          717         77.1
Low-rise Condominium .......      82      19,369,559    14.16       236,214         6.125        358          723         76.6
2-4 Family Residence .......      27       6,540,127     4.78       242,227         6.586        359          722         67.4
                                 ---    ------------   ------
  Total ....................     504    $136,827,382   100.00%
                                 ===    ============   ======

                                  Loan Purpose


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term         FICO      Original
                             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity     Credit   Loan-to-Value
Loan Purpose                   Loans     Outstanding    Group 3  Outstanding ($)  Rate (%)     (Months)      Score      Ratio (%)
------------                 ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
Purchase ...................     346    $ 89,701,123    65.56%      259,252         6.285        358          721         77.0
Refinance (cash-out) .......     103      31,849,321    23.28       309,217         6.033        358          707         71.8
Refinance (rate/term) ......      55      15,276,938    11.17       277,763         5.902        358          704         75.9
                                 ---    ------------   ------
  Total ....................     504    $136,827,382   100.00%
                                 ===    ============   ======

                               Occupancy Types(1)


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term         FICO      Original
                             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity     Credit   Loan-to-Value
Occupancy Type                 Loans     Outstanding    Group 3  Outstanding ($)  Rate (%)     (Months)      Score      Ratio (%)
--------------               ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
Primary Residence ..........     367    $105,649,177    77.21%      287,872         6.148        358          712         76.4
Investment Property ........      90      16,738,740    12.23       185,986         6.671        359          718         72.3
Secondary Residence ........      47      14,439,465    10.55       307,223         5.875        358          739         73.8
                                 ---    ------------   ------
  Total ....................     504    $136,827,382   100.00%
                                 ===    ============   ======
----------
(1)   Based upon representations of the related borrowers at the time of origination.

                         Remaining Terms to Maturity(1)


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term         FICO      Original
Remaining Term               Mortgage      Balance        Loan      Balance       Mortgage   to Maturity     Credit   Loan-to-Value
to Maturity (Months)           Loans     Outstanding    Group 3  Outstanding ($)  Rate (%)     (Months)      Score      Ratio (%)
--------------------         ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
360 ........................      56    $ 13,527,000     9.89%      241,554         6.593        360          710         73.6
359 ........................     171      41,503,426    30.33       242,710         6.535        359          715         73.8
358 ........................     208      63,412,162    46.34       304,866         5.950        358          719         76.5
357 ........................      53      14,589,422    10.66       275,272         5.911        357          712         77.9
356 ........................      10       2,598,147     1.90       259,815         5.754        356          709         79.8
355 ........................       4         952,200     0.70       238,050         6.102        355          701         80.0
354 ........................       2         245,024     0.18       122,512         5.712        354          702         80.0
                                 ---    ------------   ------
  Total ....................     504    $136,827,382   100.00%
                                 ===    ============   ======
----------
(1)   As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in loan group 3 was approximately 358 months.

                             Documentation Programs


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term         FICO      Original
                             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity     Credit   Loan-to-Value
Documentation Program          Loans     Outstanding    Group 3  Outstanding ($)  Rate (%)     (Months)      Score      Ratio (%)
---------------------        ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
Reduced ....................     176    $ 44,542,435    32.55%      253,082         6.533        359          711         75.6
Full/Alternative ...........     132      36,832,022    26.92       279,030         5.804        358          704         77.4
Preferred ..................      79      27,822,565    20.33       352,184         5.762        358          741         77.5
No Income/No Asset .........      54      12,574,057     9.19       232,853         6.585        359          722         69.4
No Ratio ...................      43      10,095,395     7.38       234,777         6.509        359          703         74.1
Stated Income/Stated Asset .      20       4,960,908     3.63       248,045         6.544        359          709         71.1
                                 ---    ------------   ------
  Total ....................     504    $136,827,382   100.00%
                                 ===    ============   ======

                              FICO Credit Scores(1)


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term         FICO      Original
Range of                     Mortgage      Balance        Loan      Balance       Mortgage   to Maturity     Credit   Loan-to-Value
FICO Credit Scores             Loans     Outstanding    Group 3  Outstanding ($)  Rate (%)     (Months)      Score      Ratio (%)
------------------           ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
621 - 640 ..................       9    $  2,292,715     1.68%      254,746         6.690        358          633         78.1
641 - 660 ..................      17       3,675,888     2.69       216,229         6.377        358          654         73.4
661 - 680 ..................      91      23,364,569    17.08       256,754         6.266        358          672         77.0
681 - 700 ..................      98      23,687,087    17.31       241,705         6.254        358          689         75.5
701 - 720 ..................      77      24,172,159    17.67       313,924         6.149        358          711         74.9
721 - 740 ..................      75      19,736,115    14.42       263,148         6.147        358          731         77.1
741 - 760 ..................      64      20,103,151    14.69       314,112         6.191        359          750         75.7
761 - 780 ..................      44      12,006,202     8.77       272,868         6.015        358          770         75.6
781 - 800 ..................      25       7,103,104     5.19       284,124         5.875        358          789         69.7
801 - 820 ..................       3         396,492     0.29       132,164         6.302        358          801         86.4
Unknown ....................       1         289,900     0.21       289,900         6.500        358          N/A         80.0
                                 ---    ------------   ------
  Total ....................     504    $136,827,382   100.00%
                                 ===    ============   ======
----------
(1)  As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in loan group 3 was approximately
     716.

                    Prepayment Charge Periods at Origination


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term         FICO      Original
Prepayment Charge            Mortgage      Balance        Loan      Balance       Mortgage   to Maturity     Credit   Loan-to-Value
Period (Months)                Loans     Outstanding    Group 3  Outstanding ($)  Rate (%)     (Months)      Score      Ratio (%)
-----------------            ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
6 ..........................       1    $     63,000     0.05%       63,000         7.750        356          673         90.0
12 .........................     116      38,777,070    28.34       334,285         5.819        358          719         77.7
21 .........................       1         207,900     0.15       207,900         6.000        357          712         80.0
24 .........................      93      22,484,111    16.43       241,765         6.499        359          714         73.8
36 .........................     237      58,915,066    43.06       248,587         6.349        358          712         75.1
60 .........................      56      16,380,236    11.97       292,504         6.015        358          724         75.2
                                 ---    ------------   ------
  Total ....................     504    $136,827,382   100.00%
                                 ===    ============   ======

                        Months to Initial Adjustment Date


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term         FICO      Original
Months to Initial            Mortgage      Balance        Loan      Balance       Mortgage   to Maturity     Credit   Loan-to-Value
Adjustment Date                Loans     Outstanding    Group 3  Outstanding ($)  Rate (%)     (Months)      Score      Ratio (%)
-----------------            ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
54 .........................       2    $    245,024     0.18%      122,512         5.712        354          702         80.0
55 .........................       4         952,200     0.70       238,050         6.102        355          701         80.0
56 .........................      10       2,598,147     1.90       259,815         5.754        356          709         79.8
57 .........................      53      14,589,422    10.66       275,272         5.911        357          712         77.9
58 .........................     208      63,412,162    46.34       304,866         5.950        358          719         76.5
59 .........................     171      41,503,426    30.33       242,710         6.535        359          715         73.8
60 .........................      56      13,527,000     9.89       241,554         6.593        360          710         73.6
                                 ---    ------------   ------
  Total ....................     504    $136,827,382   100.00%
                                 ===    ============   ======

                                Gross Margins(1)


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term         FICO      Original
                             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity     Credit   Loan-to-Value
Range of Gross Margins (%)     Loans     Outstanding    Group 3  Outstanding ($)  Rate (%)     (Months)      Score      Ratio (%)
--------------------------   ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
2.001 - 3.000 ..............     475    $130,780,780    95.58%      275,328         6.163        358          716         75.5
3.001 - 4.000 ..............       6       1,928,350     1.41       321,392         5.908        357          714         77.9
4.001 - 5.000 ..............      23       4,118,252     3.01       179,054         6.949        359          703         79.7
                                 ---    ------------   ------
  Total ....................     504    $136,827,382   100.00%
                                 ===    ============   ======
----------
(1)   As of the cut-off date, the weighted average gross margin of the Mortgage
      Loans in loan group 3 was approximately 2.366%.

                             Maximum Mortgage Rates


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term         FICO      Original
Range of Maximum             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity     Credit   Loan-to-Value
Mortgage Rates (%)             Loans     Outstanding    Group 3  Outstanding ($)  Rate (%)     (Months)      Score      Ratio (%)
------------------           ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
 9.001 - 10.000 ............       2    $    852,000     0.62%      426,000         5.000        358          750         80.0
10.001 - 11.000 ............     166      53,941,063    39.42       324,946         5.667        358          722         75.5
11.001 - 12.000 ............     276      67,723,218    49.50       245,374         6.427        359          711         75.6
12.001 - 13.000 ............      57      13,836,540    10.11       242,746         7.043        358          709         76.0
13.001 - 14.000 ............       3         474,561     0.35       158,187         7.283        358          724         73.8
                                 ---    ------------   ------
  Total ....................     504    $136,827,382   100.00%
                                 ===    ============   ======

                            Initial Adjustment Dates


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term         FICO      Original
                             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity     Credit   Loan-to-Value
Initial Adjustment Date        Loans     Outstanding    Group 3  Outstanding ($)  Rate (%)     (Months)      Score      Ratio (%)
-----------------------      ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
July 2010 ..................       2    $    245,024     0.18%      122,512         5.712        354          702         80.0
August 2010 ................       4         952,200     0.70       238,050         6.102        355          701         80.0
September 2010 .............      10       2,598,147     1.90       259,815         5.754        356          709         79.8
October 2010 ...............      53      14,589,422    10.66       275,272         5.911        357          712         77.9
November 2010 ..............     208      63,412,162    46.34       304,866         5.950        358          719         76.5
December 2010 ..............     171      41,503,426    30.33       242,710         6.535        359          715         73.8
January 2011 ...............      56      13,527,000     9.89       241,554         6.593        360          710         73.6
                                 ---    ------------   ------
  Total ....................     504    $136,827,382   100.00%
                                 ===    ============   ======

                             Minimum Mortgage Rates


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term         FICO      Original
Range of Minimum             Mortgage      Balance        Loan      Balance       Mortgage   to Maturity     Credit   Loan-to-Value
Mortgage Rates (%)             Loans     Outstanding    Group 3  Outstanding ($)  Rate (%)     (Months)      Score      Ratio (%)
------------------           ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
2.001 - 3.000 ..............     475    $130,780,780    95.58%      275,328         6.163        358          716         75.5
3.001 - 4.000 ..............       6       1,928,350     1.41       321,392         5.908        357          714         77.9
4.001 - 5.000 ..............      23       4,118,252     3.01       179,054         6.949        359          703         79.7
                                 ---    ------------   ------
  Total ....................     504    $136,827,382   100.00%
                                 ===    ============   ======

                                                      Initial Periodic Rate Caps


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term         FICO      Original
Initial Periodic Rate        Mortgage      Balance        Loan      Balance       Mortgage   to Maturity     Credit   Loan-to-Value
Cap (%)                        Loans     Outstanding    Group 3  Outstanding ($)  Rate (%)     (Months)      Score      Ratio (%)
---------------------        ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
3.000 ......................       1    $     98,600     0.07%       98,600         6.750        355          690         80.0
5.000 ......................     458     125,396,532    91.65       273,792         6.190        358          715         75.7
6.000 ......................      45      11,332,250     8.28       251,828         6.111        357          719         74.9
                                 ---    ------------   ------
  Total ....................     504    $136,827,382   100.00%
                                 ===    ============   ======

                          Subsequent Periodic Rate Caps


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term         FICO      Original
Subsequent Periodic          Mortgage      Balance        Loan      Balance       Mortgage   to Maturity     Credit   Loan-to-Value
Rate Cap (%)                   Loans     Outstanding    Group 3  Outstanding ($)  Rate (%)     (Months)      Score      Ratio (%)
-------------------          ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
1.000 ......................     191    $ 43,980,556    32.14%      230,265         6.489        359          712         73.2
2.000 ......................     313      92,846,826    67.86       296,635         6.039        358          718         76.8
                                 ---    ------------   ------
  Total ....................     504    $136,827,382   100.00%
                                 ===    ============   ======

                      Interest-Only Periods at Origination


                                                                                              Weighted
                                                          % of                    Weighted     Average      Weighted    Weighted
                                          Aggregate     Mortgage    Average       Average     Remaining     Average     Average
                             Number of    Principal     Loans in   Principal      Current        Term         FICO      Original
Interest-Only                Mortgage      Balance        Loan      Balance       Mortgage   to Maturity     Credit   Loan-to-Value
Period (Months)                Loans     Outstanding    Group 3  Outstanding ($)  Rate (%)     (Months)      Score      Ratio (%)
---------------              ---------   -----------   --------  --------------   ---------  -----------    --------  --------------
0 ..........................      41    $  8,954,090     6.54%      218,392         6.358        359          708         75.300
60 .........................     167      55,915,053    40.87       334,821         5.832        358          720         76.900
120 ........................     296      71,958,239    52.59       243,102         6.435        359          713         74.700
                                 ---    ------------   ------
  Total ....................     504    $136,827,382   100.00%
                                 ===    ============   ======

                           Servicing of Mortgage Loans

Servicing Compensation and Payment of Expenses

      The "Expense Fee Rate" is the per annum rate at which the expense fee accrues on the principal balance of each Mortgage Loan. The expense fees consist of

      o the master servicing fee payable to the master servicer in respect of its direct servicing and master servicing activities,

      o fees payable to the trustee in respect of its activities as trustee under the pooling and servicing agreement and

      o     lender paid mortgage insurance premiums, if any.

      The expense fees with respect to the mortgage pool are payable out of the interest payments on each Mortgage Loan. The total expense fee rate will vary from Mortgage Loan to Mortgage Loan. As of the cut-off date, the weighted average Expense Fee Rate (exclusive of the additional expense fees payable for mortgage insurance premiums on any Mortgage Loan) for the Mortgage Loans in a loan group on and before and after the related initial Adjustment Dates for all of the Mortgage Loans in such loan group is approximately as follows:


                            Weighted Average Expense    Weighted Average Expense
                            Fee Rate for the Mortgage  Fee Rate for the Mortgage
                            Loans in the related        Loans in the related
                           Loan Group on and before     Loan Group after all
                              any related initial          related initial
                               Adjustment Date(1)        Adjustment Dates(1)
                          ---------------------------   ---------------------
 Loan Group 1...........            0.260%                      0.381%
 Loan Group 2...........            0.260%                      0.379%
 Loan Group 3...........            0.259%                      0.384%
----------
(1) Exclusive of the additional expense fees payable for mortgage insurance premiums on any Mortgage Loans with lender acquired mortgage insurance.

      In cases where a Mortgage Loan is being directly serviced by a subservicer, the subservicer will be entitled to all or a portion of the master servicing fee. The master servicing fee accrues on the principal balance of each Mortgage Loan at the Master Servicing Fee Rate. As of the cut-off date, the weighted average "Master Servicing Fee Rate" for all Mortgage Loans in a loan group on and before and after the related initial Adjustment Dates for all of the Mortgage Loans in such loan group is approximately as follows:

                     Weighted Average Master
                     Servicing Fee Rate for          Weighted Average Master
                     the Mortgage Loans in          Servicing Fee Rate for the
                     the related Loan Group        Mortgage Loans in the related
                    on and before any related      Loan Group after all related
                     initial Adjustment Date         initial Adjustment Dates
                  -----------------------------    -----------------------------
Loan Group 1......             0.250%                         0.372%
Loan Group 2......             0.250%                         0.370%
Loan Group 3......             0.250%                         0.375%

      The master servicer is obligated to pay some but not all ongoing expenses associated with the issuing entity and incurred by the master servicer in connection with its responsibilities under the pooling and servicing agreement and those amounts will be paid by the master servicer out of the master servicing fee. The amount of the master servicing fee is subject to adjustment with respect to prepaid Mortgage Loans, as described under "-- Adjustment to Servicing Compensation in Connection with Certain Prepaid Mortgage Loans" in this free writing prospectus. The master servicer is also entitled to receive, as additional servicing compensation, all late payment fees, prepayment charges, assumption fees and other similar charges and to receive all reinvestment income earned on amounts on deposit in the Certificate Account and Distribution Account and Excess Proceeds with respect to the Mortgage Loans as described under "Description of the Certificates -- Fees and Expenses".

Adjustment to Servicing Compensation in Connection with Certain Prepaid Mortgage Loans

      When a borrower prepays a Mortgage Loan between Due Dates, the borrower is required to pay interest on the amount prepaid only to the date of prepayment and not thereafter. Principal prepayments by borrowers received by the master servicer will be distributed to certificateholders on the Distribution Date in the month following the month of receipt and, accordingly, a shortfall in the amount of interest to be distributed to certificateholders with respect to the prepaid Mortgage Loans would result. Pursuant to the pooling and servicing agreement, the master servicing fee for any month will be reduced by an amount sufficient to pass through to certificateholders the full amount of interest to which they would be entitled for each prepaid Mortgage Loan on the related Distribution Date. However, the master servicing fee on a Distribution Date will only be reduced by not more than one-half of the master servicing fee for that Distribution Date for the Mortgage Loans in each loan group (the "Compensating Interest"). If shortfalls in interest as a result of prepayments on the Mortgage Loans in any Prepayment Period exceed the Compensating Interest for the related Distribution Date, the amount of interest distributed to certificateholders will be reduced by the amount of the excess. See "Description of the Certificates -- Interest " in this free writing prospectus.

Certain Modifications and Refinancings

      Countrywide Home Loans will be permitted under the pooling and servicing agreement to solicit borrowers for reductions to the Mortgage Rates of their respective Mortgage Loans. If a borrower requests such a reduction, the master servicer will be permitted to agree to the rate reduction provided that Countrywide Home Loans purchases the Mortgage Loan from the issuing entity immediately following the modification. Any purchase of a mortgage loan subject to a modification will be for a price equal to 100% of the Stated Principal Balance of that mortgage loan, plus accrued and unpaid interest on the mortgage loan up to the next Due Date at the applicable net mortgage rate, net of any unreimbursed advances of principal and interest on the mortgage loan made by the master servicer. Countrywide Home Loans will remit the purchase price to the master servicer for deposit into the Certificate Account within one business day of the purchase of that mortgage loan. Purchases of mortgage loans may occur when prevailing interest rates are below the interest rates on the mortgage loans and borrowers request modifications as an alternative to refinancings. Countrywide Home Loans will indemnify the issuing entity against liability for any prohibited transactions taxes and related interest, additions or penalties incurred by any REMIC as a result of any modification or purchase.

                         Description of the Certificates

General

      The certificates will be issued pursuant to the pooling and servicing agreement. We summarize below the material terms and provisions pursuant to which the certificates will be issued. The summaries are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the pooling and servicing agreement after the issuing entity issues the certificates.

      The certificates represent obligations of the issuing entity only and do not represent an interest in or obligation of CWMBS, Inc., Countrywide Home Loans, Inc. (or any other seller), Countrywide Home Loans Servicing LP or any of their affiliates.

      The Mortgage Pass-Through Certificates, Series 2006-HYB1 will consist of the Class 1-A-1, Class 1-A-2, Class 1-A-IO, Class 2-A-1, Class 2-A-2A, Class 2-A-2B, Class 2-A-2C, Class 2-B, Class 2-A-IO, Class 3-A-1, Class 3-A-2, Class 3-A-IO, Class A-R, Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates. Only the classes of certificates as described herein are offered by this free writing prospectus (the "offered certificates").

When describing the certificates in this free writing prospectus, we use the following terms:

             Designation                    Classes of Certificates
             -----------                    -----------------------
         Senior Certificates            Class 1-A-1, Class 1-A-2, Class
                                    1-A-IO, Class 2-A-1, Class 2-A-2A, Class
                                     2-A-2B, Class 2-A-2C, Class 2-B, Class
                                        2-A-IO, Class 3-A-1, Class 3-A-2,
                                    Class 3-A-IO and Class A-R Certificates

      Subordinated Certificates         Class M and Class B Certificates

        Class B Certificates            Class B-1, Class B-2, Class B-3,
                                      Class B-4 and Class B-5 Certificates

           Notional Amount               Class 1-A-IO, Class 2-A-IO and
            Certificates                    Class 3-A-IO Certificates


        Offered Certificates         Senior Certificates, Class M, Class B-1
                                           and Class B-2 Certificates

        Private Certificates                Class B-3, Class B-4 and
                                             Class B-5 Certificates

The certificates are generally referred to as the following types:

              Class                                       Type
     -------------------------          ----------------------------------------
     Class 1-A-1 Certificates:          Super Senior/Variable Pass-Through Rate

     Class 1-A-2 Certificates:         Senior Support/Variable Pass-Through Rate

     Class 1-A-IO Certificates               Senior/Interest-Only/ Notional
                                             Amount/Variable Pass-Through
                                                    Rate/ Component

     Class 2-A-1 Certificates           Super Senior/Variable Pass-Through Rate

     Class 2-A-2A Certificates          Super Senior/Variable Pass-Through Rate

     Class 2-A-2B Certificates          Super Senior/Variable Pass-Through Rate

     Class 2-A-2C Certificates          Super Senior/Variable Pass-Through Rate

     Class 2-B Certificates            Senior Support/Variable Pass-Through Rate

     Class 2-A-IO Certificates          Senior/Interest-Only/ Notional Amount/
                                        Variable Pass-Through Rate/ Component

     Class 3-A-1 Certificates            Super Senior/Variable Pass-Through Rate

     Class 3-A-2 Certificates          Senior Support/Variable Pass-Through Rate

     Class 3-A-IO Certificates          Senior/Interest-Only/ Notional Amount/
                                        Variable Pass-Through Rate/ Component

     Class A-R Certificates:          Senior/Variable Pass-Through Rate/Residual

     Subordinated Certificates:          Subordinate/Variable-Pass Through Rate

      The Class B-3, Class B-4 and Class B-5 Certificates are not offered by this free writing prospectus. The initial Class Certificate Balances or initial notional amounts may vary in the aggregate by plus or minus 5%. Any information presented in this free writing prospectus with respect to the private certificates is provided only to permit a better understanding of the offered certificates.

      The senior certificates (other than the Notional Amount Certificates) will have an initial aggregate Class Certificate Balance of approximately $1,094,808,100 and will evidence in the aggregate an initial beneficial ownership interest of approximately 93.25% in the issuing entity. The subordinated certificates will each evidence the initial beneficial ownership interest in the issuing entity set forth below:

       Class of Subordinated                     Initial Beneficial
            Certificates                         Ownership Interest
       ---------------------                     ------------------
               Class M                                2.40%
              Class B-1                               1.55%
              Class B-2                               1.10%
              Class B-3                               0.75%
              Class B-4                               0.55%
              Class B-5                               0.40%

Calculation of Class Certificate Balance

      The "Class Certificate Balance" of any class of certificates (other than the Notional Amount Certificates) as of any date is the initial Class Certificate Balance of the class listed in the previous paragraph reduced by the sum of

   o all amounts previously distributed to holders of certificates of the class as payments of principal, and

   o  the amount of Realized Losses allocated to the class;

      provided, however, that the Class Certificate Balances of the classes to which Realized Losses have been allocated will be increased sequentially in the order of distribution priority (from highest to lowest) by the amount of Subsequent Recoveries for a loan group distributed as principal to any related class of certificates, but not by more than the amount of Realized Losses previously allocated to reduce the Class Certificate Balance of that class of certificates.

      In addition, the Class Certificate Balance of the class of subordinated certificates then outstanding with the highest numerical class designation will be reduced if and to the extent that the aggregate of the Class Certificate Balances of all classes of certificates, following all distributions and the allocation of Realized Losses on any Distribution Date, exceeds the pool principal balance as of the Due Date occurring in the month of the Distribution Date.

      The Class 1-A-IO, Class 2-A-IO and Class 3-A-IO Certificates do not have a Class Certificate Balance and are not entitled to any distributions in respect of principal on the Mortgage Loans.

Senior Certificate Groups

      The Class 1-A-1, Class 1-A-2, Class 1-A-IO and Class A-R Certificates relate to loan group 1; the Class 2-A-1, Class 2-A-2A, Class 2-A-2B, Class 2-A-2C, Class 2-B and Class 2-A-IO Certificates relate to loan group 2; and the Class 3-A-1, Class 3-A-2 and Class 3-A-IO Certificates relate to loan group 3. The classes of senior certificates related to a particular loan group are referred to as a "senior certificate group."

Subordinated Portions

      A portion of each loan group is related to the subordinated certificates (each, a "Subordinated Portion"). The principal balance of each Subordinated Portion (the "Subordinated Portion Balance") for any Distribution Date will be equal to the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group as of the Due Date in the month preceding the month of such Distribution Date, over the aggregate Class Certificate Balance of the related senior certificates (other than the Notional Amount Certificates) immediately prior to such Distribution Date.

Notional Amount Certificates

      The Class 1-A-IO, Class 2-A-IO and Class 3-A-IO Certificates are sometimes referred to in this free writing prospectus as the "Notional Amount Certificates." Solely for purposes of determining distributions on the

Class 1-A-IO Certificates, the Class 1-A-IO Certificates will be comprised of two components: the Class 1-A-1 IO and Class 1-A-2 IO Components, each of which is a notional amount interest only component. Solely for purposes of determining distributions on the Class 2-A-IO Certificates, the Class 2-A-IO Certificates will be comprised of five components: the Class 2-A-1 IO, Class 2-A-2A IO, Class 2-A-2B IO, Class 2-A-2C IO and Class 2-B IO Components, each of which is a notional amount interest only component. Solely for purposes of determining distributions on the Class 3-A-IO Certificates, the Class 3-A-IO Certificates will be comprised of two components: the Class 3-A-1 IO and Class 3-A-2 IO Components, each of which is a notional amount interest only component.

      The "Component Notional Amount" of each of the Class 1-A-1 IO and Class 1-A-2 IO Components will be equal to

   o for any date prior to and including the last day of the interest accrual period for the related Weighted Average Roll Date, the Class Certificate Balance of the Class 1-A-1 and Class 1-A-2 Certificates, respectively, as of such date and

   o  for any date after the last day of that interest accrual period, $0.

      As of the closing date, the initial Component Notional Amounts of the Class 1-A-1 IO and Class 1-A-2 IO Components will be approximately $471,207,000 and $52,356,000, respectively, in each case subject to the permitted variance of the Class Certificate Balances of the Class 1-A-1 and Class 1-A-2 Certificates, respectively, described in this free writing prospectus.

      The "Component Notional Amount" of each of the Class 2-A-1 IO, Class 2-A-2A IO, Class 2-A-2B IO, Class 2-A-2C IO and Class 2-B IO Components will be equal to

   o for any date prior to and including the last day of the interest accrual period for the related Weighted Average Roll Date, the Class Certificate Balance of the Class 2-A-1, Class 2-A-2A, Class 2-A-2B, Class 2-A-2C and Class 2-B Certificates, respectively, as of such date and

   o  for any date after the last day of that interest accrual period, $0.

      As of the closing date, the initial Component Notional Amounts of the Class 2-A-1 IO, Class 2-A-2A IO, Class 2-A-2B IO, Class 2-A-2C IO and Class 2-B IO Components will be approximately $100,000,000, $151,018,000, $61,382,000,
$86,888,000 and $44,365,000, respectively, in each case subject to the permitted variance of the Class Certificate Balances of the Class 2-A-1, Class 2-A-2A, Class 2-A-2B, Class 2-A-2C and Class 2-B Certificates, respectively, described in this free writing prospectus.

      The "Component Notional Amount" of each of the Class 3-A-1 IO and Class 3-A-2 IO Components will be equal to

   o. for any date prior to and including the last day of the interest accrual period for the related Weighted Average Roll Date, the Class Certificate Balance of the Class 3-A-1 and Class 3-A-2 Certificates, respectively, as of such date and

   o  for any date after the last day of that interest accrual period, $0.

      As of the closing date, the initial Component Notional Amounts of the Class 3-A-1 IO and Class 3-A-2 IO Components will be approximately $102,074,000 and $25,518,000, respectively, in each case subject to the permitted variance of the Class Certificate Balances of the Class 3-A-1 and Class 3-A-2 Certificates, respectively, described in this free writing prospectus.

      The "Notional Amount" of the Class 1-A-IO, Class 2-A-IO and Class 3-A-IO Certificates will be equal to

   o for any date prior to and including the last day of the interest accrual period for the related Weighted Average Roll Date, the sum of the Component Notional Amounts for the related components as of such date and

   o  for any date after the last day of that interest accrual period, $0.

      The "Weighted Average Roll Date" for each loan group and related class or component of Notional Amount Certificates is the Distribution Date in the month set forth below:

              Loan Group                    Weighted Average Roll Date
              ----------                    --------------------------
                  1                               December 2010
                  2                               November 2010
                  3                               November 2010

      As of the closing date, the initial Notional Amounts of the Class 1-A-IO, Class 2-A-IO and Class 3-A-IO Certificates will be approximately $523,563,000, $443,653,000 and $127,592,000, respectively, subject to the permitted variance described in this free writing prospectus.

Book-Entry Certificates; Denominations

      The offered certificates, other than the Class A-R Certificates, will be issued as book-entry certificates. The Class A-R Certificates will be issued as two certificates in fully registered certificated form in an aggregate denomination of $100. Each class of book-entry certificates will be issued as one or more certificates that in the aggregate will equal the initial Class Certificate Balance of each class of certificates and that will be held by a depository, which will initially be a nominee of The Depository Trust Company. Beneficial interests in the book-entry certificates will be held indirectly by investors through the book-entry facilities of the depository, as described in this free writing prospectus. Investors may hold the beneficial interests in the book-entry certificates in minimum denominations representing an original principal amount or notional amount of $25,000 and integral multiples of $1,000 in excess thereof. One investor of each class of book-entry certificates may hold a beneficial interest therein that is not an integral multiple of $1,000. The depositor has been informed by the depository that its nominee will be CEDE & Co. ("CEDE"). Accordingly, CEDE is expected to be the holder of record of the book-entry certificates. Except as described in the prospectus under "Description of the Certificates -- Book-Entry Certificates," no beneficial owner acquiring a book-entry certificate will be entitled to receive a physical certificate representing the certificate.

      Unless and until definitive certificates are issued, it is anticipated that the only certificateholder of the book-entry certificates will be CEDE, as nominee of the depository. Beneficial owners of the book-entry certificates will not be certificateholders, as that term is used in the pooling and servicing agreement. Beneficial owners are only permitted to exercise the rights of certificateholders indirectly through financial intermediaries and the depository. Monthly and annual reports on the issuing entity provided to CEDE, as nominee of the depository, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the depository, and to the financial intermediaries to whose depository accounts the book-entry certificates of the beneficial owners are credited.

      For a description of the procedures generally applicable to the book-entry certificates, see "Description of the Certificates -- Book-Entry Certificates" in the prospectus.

      Although The Depository Trust Company has agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of The Depository Trust Company, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

Payments on Mortgage Loans; Accounts

      Certificate Account. On or before the closing date, the master servicer will establish an account (the "Certificate Account"), which will be maintained in trust for the benefit of the certificateholders. The Certificate

Account will initially be established by the master servicer at Countrywide Bank, N.A., which is an affiliate of the master servicer. The master servicer will deposit or cause to be deposited in the Certificate Account, within two business days after receipt (or, on a daily basis, if the long-term credit rating of Countrywide Home Loans has been reduced below the rating specified in the pooling and servicing agreement) the following payments and collections remitted by subservicers or received by it in respect of Mortgage Loans subsequent to the cut-off date (other than in respect of principal and interest due on the Mortgage Loans on or before the cut-off date) and the following amounts required to be deposited under the pooling and servicing agreement:

      o all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

      o all payments on account of interest on the Mortgage Loans, net of the related master servicing fee (as adjusted by Compensating Interest payments) and any lender paid mortgage insurance premiums;

      o all insurance proceeds, Subsequent Recoveries and liquidation proceeds, other than proceeds to be applied to the restoration or repair of a mortgaged property or released to the mortgagor in accordance with the master servicer's normal servicing procedures;

      o any amount required to be deposited by the master servicer pursuant to the pooling and servicing agreement in connection with any losses on permitted investments for which it is responsible;

      o any amounts received by the master servicer with respect to primary mortgage insurance and in respect of net monthly rental income from REO Property;

      o     all Substitution Adjustment Amounts; and

      o     all Advances made by the master servicer.

      Prior to their deposit into the Certificate Account, payments and collections on the Mortgage Loans will be commingled with payments and collections on other mortgage loans and other funds of the master servicer. For a discussion of the risks that arise from the commingling of payments and collections, see "Risk Factors -- Bankruptcy Or Insolvency May Affect The Timing And Amount Of Distributions On The Certificates" in the prospectus.

      The master servicer may from time to time make withdrawals from the Certificate Account for the following purposes:

            o to pay to the master servicer the master servicing fee and the additional servicing compensation (to the extent not previously retained by the master servicer) described above under "Servicing of Mortgage Loans--Servicing Compensation and Payment of Expenses";

            o to reimburse each of the master servicer and the trustee for unreimbursed Advances made by it, which right of reimbursement pursuant to this subclause being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

            o to reimburse each of the master servicer and the trustee for any nonrecoverable advance previously made by it (and prior to the reimbursement, the master servicer will deliver to the trustee an officer's certificate indicating the amount of the nonrecoverable Advance and identifying the related Mortgage Loan(s), and their respective portions of the nonrecoverable advance);

            o to reimburse the master servicer for insured expenses from the related insurance proceeds;

            o to reimburse the master servicer for (a) any unreimbursed customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the master servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a mortgaged property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) maintaining any required insurance policies (collectively, "Servicing Advances"), which right of reimbursement pursuant to this clause is limited to amounts received representing late recoveries of the payments of these costs and expenses (or liquidation proceeds or Subsequent Recoveries, purchase proceeds or repurchase proceeds with respect thereto);

            o to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that it has purchased as required under the pooling and servicing agreement, all amounts received on such Mortgage Loan after the date of such purchase;

            o to reimburse the sellers and the master servicer for expenses incurred by any of them and reimbursable pursuant to the pooling and servicing agreement;

            o to withdraw any amount deposited in the Certificate Account and not required to be deposited in the Certificate Account;

            o to withdraw an amount equal to the sum of (a) the related Available Funds and (b) the Trustee Fee for such Distribution Date and remit such amount to the trustee for deposit in the Distribution Account; and

            o to clear and terminate the Certificate Account upon termination of the pooling and servicing agreement.

      The master servicer is required to maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account described in the first six bullet points above.

      Distribution Account. On or before the business day immediately preceding each Distribution Date, the master servicer will withdraw from the Certificate Account the amount of Available Funds and the Trustee Fee for each loan group and will deposit those amounts in an account established and maintained with the trustee on behalf of the certificateholders (the "Distribution Account"). The trustee will, promptly upon receipt, deposit in the Distribution Account and retain therein:

            o the aggregate amount remitted by the master servicer to the trustee; and

            o any amount required to be deposited by the master servicer in connection with any losses on investment of funds in the Distribution Account.

      The trustee will withdraw funds from the Distribution Account for distribution to the certificateholders as described below under "-- Priority of Distributions Among Certificates" and may from time to time make withdrawals from the Distribution Account:

            o     to pay the Trustee Fee to the trustee;

            o to pay to the master servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account;

            o to withdraw any amount deposited in the Distribution Account and not required to be deposited therein (which withdrawal may be at the direction of the master servicer through delivery of a written notice to the trustee describing the amounts deposited in error); and

            o to clear and terminate the Distribution Account upon the termination of the pooling and servicing agreement.

      There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

      Prior to each Determination Date, the master servicer is required to provide the trustee a report containing the data and information concerning the Mortgage Loans that is required by the trustee to prepare the monthly statement to certificateholders for the related Distribution Date. The trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the master servicer in that report and will be permitted to conclusively rely on any information provided to it by the master servicer.

Investments of Amounts Held in Accounts

      The Certificate Account and the Distribution Account. All funds in the Certificate Account and the Distribution Account will be invested in permitted investments at the direction, and for the benefit and risk, of the master servicer. All income and gain net of any losses realized from the investment will be for the benefit of the master servicer as additional servicing compensation and will be remitted to it monthly as described herein.

      The amount of any losses incurred in the Certificate Account or the Distribution Account in respect of the investments will be deposited by the master servicer in the Certificate Account or paid to the trustee for deposit into the Distribution Account out of the master servicer's own funds immediately as realized. The trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account or the Distribution Account and made in accordance with the pooling and servicing agreement.

Fees and Expenses

      The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:


    Type / Recipient (1)                        Amount                   General Purpose          Source (2)               Frequency
    --------------------                        ------                   ---------------          ----------               ---------
Fees

Master Servicing Fee /       One-twelfth of the Stated Principal         Compensation     Amounts on deposit in the          Monthly
Master Servicer              Balance of each Mortgage Loan multiplied                     Certificate Account
                             by the related Master Servicing Fee Rate                     representing payments of
                             for that Mortgage Loans (3)                                  interest and application of
                                                                                          liquidation proceeds with
                                                                                          respect to that mortgage loan


                             o All late payment fees,                    Compensation     Payments made by obligors with     Time to
                               assumption fees and other similar                          respect to the Mortgage Loans       time
                               charges (including prepayment charges)

                             o All investment income earned on           Compensation     Investment income related to       Monthly
                               amounts on deposit in the Certificate                      the Certificate Account and
                               Account and Distribution Account                           the Distribution Account

                             o Excess Proceeds (4)                       Compensation     Liquidation proceeds and           Time to
                                                                                          Subsequent Recoveries                time

Trustee Fee (the "Trustee    One-twelfth of the Trustee Fee Rate         Compensation     Amounts on deposit in the          Monthly
Fee") / Trustee              multiplied by the aggregate Stated                           Certificate Account or the
                             Principal Balance of the outstanding                         Distribution Account
                             Mortgage Loans (5)
Expenses

Insured expenses / Master    Expenses incurred by the Master Servicer    Reimbursement    To the extent the expenses are     Time to
Servicer                                                                 Expenses of      covered by an insurance policy      time
                                                                                          with respect to the Mortgage
                                                                                          Loan

Servicing Advances / Master  To the extent of funds available, the       Reimbursement    With respect to each Mortgage      Time to
Servicer                     amount of any Servicing Advances            Expenses of      Loan, late recoveries of the        time
                                                                                          payments of the costs and
                                                                                          expenses, liquidation
                                                                                          proceeds, Subsequent
                                                                                          Recoveries, purchase proceeds
                                                                                          or repurchase proceeds for
                                                                                          that Mortgage Loan (6)

Indemnification expenses /   Amounts for which the sellers, the master   Indemnification  Amounts on deposit on the          Monthly
the sellers, the master      servicer and depositor are entitled to                       Certificate Account
servicer and the depositor   indemnification (7)

(1) If the trustee succeeds to the position of master servicer, it will be entitled to receive the same fees and expenses of the master servicer described in this free writing prospectus. Any increase in the fees and expenses described in this free writing prospectus would require an amendment to the pooling and servicing agreement. See "-- Amendment" in the prospectus.

(2) Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the master servicer in the case of amounts owed to the master servicer) prior to distributions on the certificates.

(3) The Master Servicing Fee Rate varies from Mortgage Loan to Mortgage Loan. Information regarding the weighted average Master Servicing Fee Rate with respect to each of the loan groups can be found under "Servicing of Mortgage Loans--Servicing Compensation and Payment of Expenses" in this free writing prospectus. The amount of the monthly servicing fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full, as described in this free writing prospectus under "Servicing of Mortgage Loans -- Adjustment to Servicing Compensation in Connection with Certain Prepaid Mortgage Loans."

(4) "Excess Proceeds" with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any net liquidation proceeds and Subsequent Recoveries exceed the sum of (i) the unpaid principal balance of the Mortgage Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each Due Period as to which interest was not paid or advanced on the Mortgage Loan.

(5)   The "Trustee Fee Rate" is equal to 0.009% per annum.

(6) Reimbursement of Servicing Advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, liquidation proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

(7) Each of the sellers, the master servicer, and the depositor are entitled to indemnification of certain expenses.

Distributions

      Distributions on the certificates will be made by the trustee on the first business day following each Master Servicer Remittance Date (each, a "Distribution Date"), commencing in February 2006, to the persons in whose names the certificates are registered at the close of business on the last business day of the month preceding the month of the Distribution Date. The "Master Servicer Remittance Date" is the 19th day of each month, or, if that day is not a business day, the first business day thereafter.

      Distributions on each Distribution Date will be made by check mailed to the address of the person entitled to it as it appears on the applicable certificate register or, in the case of a certificateholder who holds 100% of a class of certificates or who holds certificates with an aggregate initial certificate balance of $1,000,000 or more or who holds a Notional Amount Certificate and who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentment and surrender of the certificates at the corporate trust office of the trustee.

Priority of Distributions Among Certificates

      As more fully described in this free writing prospectus, distributions on the senior certificates will be made on each Distribution Date primarily from Available Funds of the related loan group for such Distribution Date and, in certain circumstances, from any Available Funds from the other loan groups remaining after distributions to the senior certificates related to such other loan groups. Distributions on the subordinated certificates will be based on any remaining Available Funds for all of the loan groups for the Distribution Date, in each case after giving effect to distributions on all classes of senior certificates in the following order of priority:

   o to interest on each interest-bearing class of senior certificates relating to each loan group, concurrently and on a pro rata basis, based on their respective interest distribution amounts;

   o to principal of the classes of senior certificates relating to each loan group (other than the Notional Amount Certificates) then entitled to receive distributions of principal, in the order and subject to the priorities set forth in this free writing prospectus under "Description of the Certificates -- Principal," in each case in an aggregate amount up to the maximum amount of principal to be distributed on the classes on the Distribution Date;

   o to interest on and principal, as applicable, of the classes of the senior certificates not relating to that loan group (other than, in the case of principal, the Notional Amount Certificates) in the manner, order and priority described in this free writing prospectus under "Description of the Certificates -- Principal --Transfer Payments;"

   o from remaining available funds from all of the loan groups, to interest on and then principal of each class of subordinated certificates, in the order of their numerical class designations, beginning with the Class M Certificates, in each case subject to the limitations set forth in this free writing prospectus under "Description of the Certificates--Interest" and "--Principal;" and

   o from remaining available funds from all of the loan groups, any remaining amounts to the Class A-R Certificates.

      "Available Funds" for a loan group for any Distribution Date will be equal to the sum of

   o all scheduled installments of interest (net of the related expense fees, including premiums in respect of lender paid mortgage insurance) and principal due on the Mortgage Loans in that loan group on the Due Date in the month in which the Distribution Date occurs and received before the related Determination Date, together with any advances with respect to them;

   o all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the master servicer's normal servicing procedures and all other cash amounts received and retained in connection with (a) the liquidation of defaulted Mortgage Loans in that loan group, by foreclosure or otherwise during the calendar month preceding the month of the Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any) and (b) any Subsequent Recoveries with respect to Mortgage Loans in that loan group;

   o all partial or full prepayments with respect to Mortgage Loans in that loan group received during the related Prepayment Period together with interest paid with the prepayments and Compensating Interest; and

   o amounts received with respect to the Distribution Date as the Substitution Adjustment Amount or purchase price in respect of a deleted Mortgage Loan or a Mortgage Loan in that loan group repurchased by a seller or the master servicer as of the Distribution Date;

      minus

   o amounts in reimbursement for advances previously made and other amounts as to which the master servicer or the trustee is entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement;

      plus

   o  Transfer Payments Received for such loan group and Distribution Date;

      minus

   o  Transfer Payments Made from such loan group and Distribution Date.

Interest

      Pass-Through Rates. The classes of offered certificates will have the respective pass-through rates (each, a "pass-through rate") described below.

      The pass-through rate for each class of senior certificates (other than the Class A-R Certificates and the notional amount certificates) for the interest accrual period for any Distribution Date will be a per annum rate equal to (x) the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in the related loan group, minus (y) the Component Rate of the component with the same alpha-numeric designation for the same interest accrual period. The pass-through rates for the initial interest accrual period are expected to be approximately as follows:

     Class                                         Pass-Through Rate
     -----                                         -----------------
     Class 1-A-1............................            5.4236%
     Class 1-A-2............................            5.5836%
     Class 2-A-1............................            5.4354%
     Class 2-A-2A...........................            5.6354%
     Class 2-A-2B...........................            5.3354%
     Class 2-A-2C...........................            5.3154%
     Class 2-B..............................            5.5854%
     Class 3-A-1............................            5.3255%
     Class 3-A-2............................            5.7535%

      Class A-R Certificates
      ----------------------

      The pass-through rate for the Class A-R Certificates for the interest accrual period for any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group
1. The pass-through rate for the Class A-R Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.0030% per annum.

      Notional Amount Certificates
      ----------------------------

      The pass-through rate for the Class 1-A-IO Certificates for the interest accrual period for any Distribution Date

            o on or prior to the related Weighted Average Roll Date will be equal to the Group 1 Weighted Average Component Rate and

            o     thereafter will be 0% per annum.

      The pass-through rate for the Class 1-A-IO Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 0.56347% per annum.

      The pass-through rate for the Class 2-A-IO Certificates for the interest accrual period for any Distribution Date

            o on or prior to the related Weighted Average Roll Date will be equal to the Group 2 Weighted Average Component Rate and

            o     thereafter will be 0% per annum.

      The pass-through rate for the Class 2-A-IO Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 0.45209% per annum.

      The pass-through rate for the Class 3-A-IO Certificates for the interest accrual period for any Distribution Date

            o on or prior to the related Weighted Average Roll Date will be equal to the Group 3 Weighted Average Component Rate and

            o     thereafter will be 0% per annum.

      The pass-through rate for the Class 3-A-IO Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 0.51171% per annum.

      Subordinated Certificates
      -------------------------

      The pass-through rate for each class of subordinated certificates for each interest accrual period for any Distribution Date will be a per annum rate equal to

            o     the sum of the following for each loan group: the product of
                  (i) the Weighted Average Adjusted Net Mortgage Rate of the related Mortgage Loans and (ii) the related Subordinated Portion Balance immediately prior to that Distribution Date, divided by

            o the aggregate Class Certificate Balance of the subordinated certificates immediately prior to that Distribution Date.

      The pass-through rate for the subordinated certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 5.9654% per annum.

      Definitions Related to Pass-Through Rate Calculations. The "Component Rate" for the Class 1-A-1 IO, Class 1-A-2 IO, Class 2-A-1 IO, Class 2-A-2A IO, Class 2-A-2B IO, Class 2-A-2C IO, Class 2-B IO, Class 3-A-1 IO and Class 3-A-2 IO Components, for each interest accrual period for any Distribution Date

            o on or prior to the related Weighted Average Roll Date will be a per annum rate equal to the applicable Component Rate set forth in the table below and

            o     thereafter will be 0% per annum.

      Component                                       Component Rate
      ---------                                       --------------
      Class 1-A-1 IO ........................           0.579468%
      Class 1-A-2 IO.........................           0.419468%
      Class 2-A-1 IO.........................           0.497829%
      Class 2-A-2A IO........................           0.297829%
      Class 2-A-2B IO........................           0.597829%
      Class 2-A-2C IO........................           0.617829%
      Class 2-B IO...........................           0.347829%
      Class 3-A-1 IO.........................           0.597311%
      Class 3-A-2 IO.........................           0.169311%

      The "Group 1 Weighted Average Component Rate" for any Distribution Date means a per annum rate equal to the average of the Component Rates of the Class 1-A-1 IO and Class 1-A-2 IO Components, weighted on the basis of their respective Component Notional Amounts for such Distribution Date.

      The "Group 2 Weighted Average Component Rate" for any Distribution Date means a per annum rate equal to the average of the Component Rates of the Class 2-A-1 IO, Class 2-A-2A IO, Class 2-A-2B IO, Class 2-A-2C IO and Class 2-B IO Components, weighted on the basis of their respective Component Notional Amounts for such Distribution Date.

      The "Group 3 Weighted Average Component Rate" for any Distribution Date means a per annum rate equal to the average of the Component Rates of the Class 3-A-1 IO and Class 3-A-2 IO Components, weighted on the basis of their respective Component Notional Amounts for such Distribution Date.

      The "Weighted Average Adjusted Net Mortgage Rate" for a loan group and any Distribution Date means a per annum rate equal to the average of the Adjusted Net Mortgage Rate of each Mortgage Loan in that loan group, weighted on the basis of its Stated Principal Balance as of the Due Date in the month preceding the month of such Distribution Date.

      The "Adjusted Net Mortgage Rate" for a Mortgage Loan is the Mortgage Rate for such Mortgage Loan, minus the Expense Fee Rate for such Mortgage Loan.

      Interest Entitlement. Interest will accrue at the rate described in this free writing prospectus on the certificates on the basis of a 360-day year divided into twelve 30-day months. With respect to each Distribution Date, the "interest accrual period" for each class of certificates will be the calendar month preceding the month of the Distribution Date. Each interest accrual period will be deemed to consist of 30 days.

      On each Distribution Date, to the extent of funds available therefor, each class of certificates will be entitled to receive an amount allocable to interest for the related interest accrual period. The "Interest Distribution Amount" for any class and any Distribution Date will be equal to the sum of

      o interest at the applicable pass-through rate for the related interest accrual period on the related Class Certificate Balance or Notional Amount, as the case may be, as of the last day of the related interest accrual period and

      o  the sum of the amounts, if any, by which the amount described in clause
         (a) above on each prior Distribution Date exceeded the amount actually distributed as interest on the prior Distribution Dates and not subsequently distributed (which are called "unpaid interest amounts").

      Allocation of Interest Shortfalls. The interest entitlement described above for each class of certificates for any Distribution Date will be reduced by the amount of Net Interest Shortfalls experienced by (a) the related loan group, with respect to the senior certificates and (b) all loan groups, with respect to the subordinated certificates. With respect to any Distribution Date and loan group, the "Net Interest Shortfall" is equal to the sum of:

      o any net prepayment interest shortfalls for that loan group and Distribution Date, and

      o the amount of interest that would otherwise have been received with respect to any Mortgage Loan in that loan group that was the subject of a Relief Act Reduction or a Debt Service Reduction.

      With respect to any Distribution Date, a "net prepayment interest shortfall" for a loan group is the amount by which the aggregate prepayment interest shortfall experienced by the Mortgage Loans in that loan group during the related Prepayment Period exceeds the sum of (x) the Compensating Interest for that loan group and (y) the excess, if any, of the Compensating Interest for each other loan group over the prepayment interest shortfalls for that loan group.

      A "prepayment interest shortfall" is the amount by which interest paid by a borrower in connection with a prepayment of principal on a Mortgage Loan is less than one month's interest at the related Mortgage Rate, net of the Master Servicing Fee Rate, on the Stated Principal Balance of the Mortgage Loan.

      A "Relief Act Reduction" is a reduction in the amount of the monthly interest payment on a Mortgage Loan pursuant to the Servicemembers Civil Relief Act or similar state laws. See "Certain Legal Aspects of the Mortgage Loans -- Servicemembers Civil Relief Act" in the prospectus.

      A "Debt Service Reduction" is a modification of the terms of a Mortgage Loan resulting from a bankruptcy proceeding which reduced the amount of the monthly payment on the related Mortgage Loan. However, a modification shall not be considered a Debt Service Reduction so long as the master servicer is pursuing any other remedies that may be available with respect to the related Mortgage Loan and either the Mortgage Loan has not incurred payment default or scheduled monthly payments of principal and interest are being advanced by the master servicer without giving effect to any Debt Service Reduction.

      Net Interest Shortfalls for a loan group on any Distribution Date will be allocated pro rata among all classes of the related senior certificates and the classes of subordinated certificates entitled to receive distributions of interest on such Distribution Date, based on the amount of interest each such class of certificates would otherwise be entitled to receive (or, in the case of the subordinated certificates, be deemed to be entitled to receive, based on each subordinated class's share of the Subordinated Portion as described more fully below) on such Distribution Date, in each case before taking into account any reduction in such amounts from such Net Interest Shortfalls.

      For purposes of allocating Net Interest Shortfalls for a loan group to the subordinated certificates on any Distribution Date, the amount of interest each class of subordinated certificates would otherwise be deemed to be entitled to receive from Available Funds for that loan group on the Distribution Date will be equal to an amount of interest at the pass-through rate on a balance equal to that class' pro rata share (based on their respective Class Certificate Balances) of the Subordinated Portion Balance for that loan group immediately prior to such Distribution Date; provided, however, on any Distribution Date after the second Senior Termination Date, Net Interest Shortfalls for the related loan group will be allocated to the classes of subordinated certificates based on the amount of interest each such class of subordinated certificates would otherwise be entitled to receive on that Distribution Date.

      If on a particular Distribution Date, Available Funds for a loan group in the Certificate Account applied in the order described in this free writing prospectus under "-- Priority of Distributions Among Certificates" are not sufficient to make a full distribution of the interest entitlement on the certificates related to that loan group, interest will be distributed on each class of related certificates of equal priority based on the amount of interest it would otherwise have been entitled to receive in the absence of the shortfall. Any unpaid interest amount will be carried forward and added to the amount holders of each affected class of certificates will be entitled to receive on the next Distribution Date. A shortfall could occur, for example, if losses realized on the Mortgage Loans in that loan group were exceptionally high or were concentrated in a particular month. Any unpaid interest amount so carried forward will not bear interest.

Principal

      General. On each Distribution Date, the Principal Amount (for each loan group) will be distributed first, as principal, as described above under "--Priority of Distributions Among Certificates," with respect to the related classes of senior certificates (other than the Notional Amount Certificates) in an amount up to the Senior Principal Distribution Amount for such loan group and second, as principal of the subordinated certificates as a portion of the Subordinated Principal Distribution Amount.

      The "Principal Amount" for any Distribution Date and loan group will equal the sum of:

   o all monthly payments of principal due on each Mortgage Loan (other than a Liquidated Mortgage Loan) in that loan group on the related Due Date,

   o the principal portion of the purchase price of each Mortgage Loan in that loan group that was repurchased by a seller, the master servicer or another person pursuant to the pooling and servicing agreement as of the Distribution Date,

   o the Substitution Adjustment Amount in connection with any deleted Mortgage Loan in that loan group received with respect to the Distribution Date,

   o any insurance proceeds or liquidation proceeds allocable to recoveries of principal of Mortgage Loans in that loan group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of the Distribution Date,

   o with respect to each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage Loan,

   o all partial and full principal prepayments by borrowers on the Mortgage Loans in that loan group received during the related Prepayment Period, and

   o any Subsequent Recoveries on the Mortgage Loans in that loan group received during the calendar month preceding the month of the Distribution Date;

      plus

   o the principal portion of any Transfer Payments Received for such loan group and Distribution Date,

      minus

   o the principal portion of any Transfer Payments Made for such loan group and Distribution Date.


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

      Transfer Payments

      Transfer Payments due to disproportionate principal payments. On each Distribution Date prior to the earlier of the Senior Credit Support Depletion Date and the second Senior Termination Date, but after the date on which the aggregate Class Certificate Balance of the senior certificates related to a loan group has been reduced to zero, all principal on the Mortgage Loans in that loan group will be paid pro rata, based on Class Certificate Balance, to the senior certificates then outstanding relating to the other loan groups. However, principal will not be distributed as described above if on that Distribution Date (a) the Aggregate Subordinated Percentage (as defined in this free writing prospectus) for that Distribution Date is greater than or equal to 200% of the Aggregate Subordinated Percentage as of the closing date and (b) the aggregate Stated Principal Balance of all of the Mortgage Loans delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the subordinated certificates, is less than 50%. If principal from a loan group is distributed to the senior certificates related to one or more other loan groups according to this paragraph, the subordinated certificates will not receive that principal amount on that Distribution Date.

      Transfer Payment due to disproportionate Realized Losses in one loan group. If on any Distribution Date the aggregate Class Certificate Balance of the senior certificates related to a loan group immediately prior to such Distribution Date is greater than the aggregate Stated Principal Balance of the Mortgage Loans in that loan group as of the first day of the related Due Period (the "Undercollateralized Group"), then the following will occur:

   o the Available Funds in each other loan group that is not an Undercollateralized Group (each, an "Overcollateralized Group") will be reduced, after distributions of interest to the senior certificates of the Overcollateralized Group, by an amount equal to one month's interest on the Transfer Payment Received by the Undercollateralized Group at the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in the Undercollateralized Group and that amount will be added to the Available Funds of the Undercollateralized Group; and

   o the portion of the Available Funds in respect of principal on the Mortgage Loans in each such Overcollateralized Group, after distributions of principal to the senior certificates of such Overcollateralized Group, will be distributed, to the extent of the portion of Available Funds available therefor, to the senior certificates of each Undercollateralized Group until the aggregate Class Certificate Balance of the senior certificates of each Undercollateralized Group equals the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group.

      Consequently, the subordinated certificates will not receive any distributions of principal until each Undercollateralized Group is no longer undercollateralized. If more than one loan group on any Distribution Date is entitled to a Transfer Payment Received, such Transfer Payments will be allocated among such loan groups, pro rata, on the basis of the amount by which the aggregate Class Certificate Balance of the related senior certificates immediately prior to such Distribution Date is greater than the aggregate Stated Principal Balance of the Mortgage Loans in that loan group as of the first day of the prior calendar month. If more than one loan group on any Distribution Date is required to make a Transfer Payment Made, such Transfer Payments will be allocated among such loan groups, pro rata, on the basis of the aggregate Class Certificate Balance of the related senior certificates.

      On each Distribution Date, the "Transfer Payment" for an Undercollateralized Group will equal the excess, if any, of the aggregate Class Certificate Balance of the related senior certificates immediately prior to such Distribution Date for such Undercollateralized Group over the aggregate Stated Principal Balance of the Mortgage Loans in such loan group as of the first day of the related Due Period, plus interest as described above. The Transfer Payment received by an Undercollateralized Group is referred to as a "Transfer Payment Received." The Transfer Payment made by an Overcollateralized Group is referred to as a "Transfer Payment Made."

      All or a portion of the distributions to the senior certificates pursuant to the transfer payment provisions described above may be made on the Distribution Date in the month following the month during which such Transfer Payment occurs (without any additional distribution of interest or earnings thereon with respect to such delay).


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

      Senior Principal Distribution Amount. On each Distribution Date, the Principal Amount for a loan group, up to the amount of the related Senior Principal Distribution Amount for the Distribution Date, will be distributed as principal of the following classes of senior certificates, in the following order of priority:

   o  with respect to loan group 1, in the following order of priority:

         o to the Class A-R, until its Class Certificate Balance is reduced to zero; and

         o concurrently, to the Class 1-A-1 and Class 1-A-2 Certificates, pro rata, based on their respective Class Certificate Balances, until their respective Class Certificate Balances are reduced to zero;

   o  with respect to loan group 2, concurrently,

         o 32.5400707310% to the Class 2-A-1 and Class 2-B Certificates, pro rata, based on their respective Class Certificate Balances, until their respective Class Certificate Balances are reduced to zero;

         o 67.4599292690%, sequentially, to the Class 2-A-2A, Class 2-A-2B and Class 2-A-2C Certificates, in that order, until their respective Class Certificate Balances are reduced to zero; and

   o with respect to loan group 3, concurrently, to the Class 3-A-1 and Class 3-A-2 Certificates, pro rata, based on their respective Class Certificate Balances, until their respective Class Certificate Balances are reduced to zero.

      "Prepayment Period" means with respect to any Distribution Date, the calendar month immediately preceding the month of that Distribution Date.

      The "Senior Principal Distribution Amount" for any Distribution Date and loan group will equal the sum of

   o the related Senior Percentage of all amounts described in the first through fourth bullet of the definition of Principal Amount for that loan group and that Distribution Date,

   o for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the lesser of

         o the related Senior Percentage of the Stated Principal Balance of the Mortgage Loan as of the Due Date in the month preceding the month of that Distribution Date, and

         o the related Senior Prepayment Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan,

   o the related Senior Prepayment Percentage of amounts described in the sixth and seventh bullets of the definition of Principal Amount for that loan group and that Distribution Date, and

   o the principal portion of any Transfer Payments Received for that loan group and Distribution Date;

provided, however, that on any Distribution Date after the second Senior Termination Date, the Senior Principal Distribution Amount for the remaining senior certificates will be calculated pursuant to the above formula based on all the Mortgage Loans in the mortgage pool, as opposed to only the Mortgage Loans in the related loan group.

      "Stated Principal Balance" means for any Mortgage Loan and Due Date, the unpaid principal balance of the Mortgage Loan as of the Due Date, as specified in its amortization schedule at the time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), as reduced by:

   o any previous partial prepayments of principal and the payment of principal due on the Due Date and irrespective of any delinquency in payment by the related borrower; and

   o liquidation proceeds allocable to principal received in the prior calendar month and prepayments of principal received through the last day of the related Prepayment Period.

      The "pool principal balance" with respect to any Distribution Date equals the aggregate of the Stated Principal Balances of the Mortgage Loans outstanding on the Due Date in the month preceding the month of the Distribution Date.

      The "Senior Percentage" for any senior certificate group and Distribution Date is the percentage equivalent of a fraction, not to exceed 100%, the numerator of which is the aggregate of the Class Certificate Balances of each class of senior certificates (other than the Notional Amount Certificates) of such senior certificate group immediately before that Distribution Date and the denominator of which is the aggregate of the Stated Principal Balances of the Mortgage Loans in the related loan group as of the Due Date in the month preceding the month of such Distribution Date; provided, however, that on any Distribution Date after the second Senior Termination Date, the Senior Percentage of the remaining senior certificate group is the percentage equivalent of a fraction, the numerator of which is the aggregate of the Class Certificate Balances of each class of senior certificates (other than the Notional Amount Certificates) of such remaining senior certificate group immediately prior to such Distribution Date and the denominator of which is the aggregate of the Class Certificate Balances of all classes of certificates (other than the Notional Amount Certificates) immediately before such Distribution Date.

      For any Distribution Date on and prior to the second Senior Termination Date, the "Subordinated Percentage" for the portion of the subordinated certificates relating to a loan group will be calculated as the difference between 100% and the Senior Percentage of the senior certificate group relating to that loan group on such Distribution Date. After the second Senior Termination Date, the Subordinated Percentage will represent the entire interest of the subordinated certificates in the mortgage pool and will be calculated as the difference between 100% and the Senior Percentage for such Distribution Date.

      The "Subordinated Prepayment Percentage" for a loan group as of any Distribution Date will be calculated as the difference between 100% and the related Senior Prepayment Percentage.

      The "Senior Prepayment Percentage" of a senior certificate group for any Distribution Date occurring during the ten years beginning on the first Distribution Date will equal 100%. Thereafter, each Senior Prepayment Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates which receive these unscheduled payments of principal while, in the absence of Realized Losses on the related Mortgage Loans, increasing the interest in the principal balance of the applicable loan group evidenced by the subordinated certificates. Increasing the respective interest of the subordinated certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates.

      The Senior Prepayment Percentage of a senior certificate group for any Distribution Date occurring on or after the tenth anniversary of the first Distribution Date will be as follows:

   o for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinated Percentage for the Distribution Date;

   o for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinated Percentage for the Distribution Date;

   o for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinated Percentage for the Distribution Date;

   o for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinated Percentage for the Distribution Date; and

   o for any Distribution Date thereafter, the related Senior Percentage for the Distribution Date (unless on any Distribution Date the Senior Percentage of a senior certificate group exceeds the initial Senior Percentage of such senior certificate group as of the closing date, in which case the Senior Prepayment Percentage for each senior certificate group for that Distribution Date will once again equal 100%).

      Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for any loan group will occur unless both of the step down conditions listed below are satisfied with respect to all of the loan groups:

   o the aggregate Stated Principal Balance of all Mortgage Loans in a loan group delinquent 60 days or more (including Mortgage Loans in foreclosure, real estate owned by the issuing entity and Mortgage Loans the mortgagors of which are in bankruptcy) (averaged over the preceding six month period), as a percentage of (a) if such date is on or prior to the second Senior Termination Date, the Subordinated Percentage for such loan group of the aggregate Stated Principal Balances of the Mortgage Loans in that loan group, or (b) if such date is after the second Senior Termination Date, the aggregate Class Certificate Balance of the subordinated certificates on the Distribution Date, is less than 50%, and

   o cumulative Realized Losses on all of the Mortgage Loans in each loan group do not exceed

         o commencing with the Distribution Date on the tenth anniversary of the first Distribution Date, 30% of (i) if such date is on or prior to the second Senior Termination Date, the Subordinated Percentage for that loan group of the aggregate Stated Principal Balances of the Mortgage Loans in that loan group, in each case as of the cut-off date or (ii) if such date is after the second Senior Termination Date, the aggregate Class Certificate Balance of the subordinated certificates as of the closing date (in either case, the "original subordinate principal balance"),

         o commencing with the Distribution Date on the eleventh anniversary of the first Distribution Date, 35% of the original subordinate principal balance,

         o commencing with the Distribution Date on the twelfth anniversary of the first Distribution Date, 40% of the original subordinate principal balance,

         o commencing with the Distribution Date on the thirteenth anniversary of the first Distribution Date, 45% of the original subordinate principal balance, and

         o commencing with the Distribution Date on the fourteenth anniversary of the first Distribution Date, 50% of the original subordinate principal balance.

      Notwithstanding the preceding paragraphs, the Senior Prepayment Percentage for each loan group will decrease prior to the tenth anniversary of the first distribution date (and may be less than the amount set forth above) if the Two Times Test is satisfied. The "Two Times Test" will be satisfied and the Senior Prepayment Percentage for each loan group will be adjusted if:

         o on or before the Distribution Date in January 2009, the Aggregate Subordinated Percentage is at least 200% of the Aggregate Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 20% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date, and

         o after the Distribution Date in January 2009, the Aggregate Subordinated Percentage is at least 200% of the Aggregate Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 30% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date.

      If the Two Times Test is satisfied as in the first bullet point, the Senior Prepayment Percentage for each loan group will equal the related Senior Percentage for that Distribution Date plus 50% of the amount equal to 100% minus the related Senior Percentage for that Distribution Date. If the Two Times Test is satisfied as in the second bullet point, the Senior Prepayment Percentage for each loan group will equal the related Senior Percentage.

      The "Senior Termination Date" for a senior certificate group is the date on which the aggregate Class Certificate Balance of the senior certificates of such senior certificate group is reduced to zero.

      The "Aggregate Subordinated Percentage" for any Distribution Date is a fraction, expressed as a percentage, the numerator of which is equal to the aggregate Class Certificate Balance of the subordinated certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date.

      If on any Distribution Date the allocation to the class or classes of senior certificates then entitled to distributions of principal would reduce the outstanding Class Certificate Balance of the class or classes below zero, the distribution to the class or classes of certificates of the related Senior Prepayment Percentage of the related principal amounts for the Distribution Date will be limited to the percentage necessary to reduce the related Class Certificate Balance(s) to zero.

      Subordinated Principal Distribution Amount. On each Distribution Date and with respect to all of the loan groups, to the extent of Available Funds available therefor, the Principal Amount for each loan group, up to the amount of the Subordinated Principal Distribution Amount for each loan group for the Distribution Date, will be distributed as principal of the subordinated certificates. Except as provided in the next paragraph, each class of subordinated certificates will be entitled to receive its pro rata share of the Subordinated Principal Distribution Amount from all of the loan groups (based on its respective Class Certificate Balance), in each case to the extent of the amount available from Available Funds from all of the loan groups for distribution of principal. Distributions of principal of the subordinated certificates will be made sequentially to the classes of subordinated certificates in the order of their numerical class designations, beginning with the Class M Certificates, until their respective Class Certificate Balances are reduced to zero.

      With respect to each class of subordinated certificates (other than the class of subordinated certificates then outstanding with the highest priority of distribution), if on any Distribution Date, the Applicable Credit Support Percentage is less than the Original Applicable Credit Support Percentage, no distribution of partial principal prepayments and principal prepayments in full from any loan group will be made to any of those classes (the "Restricted Classes"). The amount of partial principal prepayments and principal prepayments in full otherwise distributable to the Restricted Classes will be allocated among the remaining classes of subordinated certificates, pro rata, based upon their respective Class Certificate Balances, and distributed in the sequential order described above.

      For any Distribution Date and any class of subordinated certificates, the "Applicable Credit Support Percentage" is equal to the sum of the related Class Subordination Percentages of such class and all classes of subordinated certificates which have lower distribution priorities than such class.

      For any Distribution Date and any class of Subordinated Certificates, the "Original Applicable Credit Support Percentage" is equal to the Applicable Credit Support Percentage for the class on the date of issuance of the certificates.

      The "Class Subordination Percentage" with respect to any Distribution Date and each class of subordinated certificates, will equal the fraction (expressed as a percentage) the numerator of which is the Class Certificate Balance of the class of subordinated certificates immediately before the Distribution Date and the denominator of which is the aggregate of the Class Certificate Balances of all classes of certificates immediately before the Distribution Date.

      On the date of issuance of the certificates, the characteristics of the certificates listed below are expected to be as follows:

                                                                     Original
                                  Beneficial     Initial Credit     Applicable
                                 Interest in      Enhancement     Credit Support
                                Issuing Entity       Level          Percentage
                                --------------   --------------   --------------
Senior Certificates............    93.25%            6.75%              N/A
Class M........................     2.40%            4.35%             6.75%
Class B-1......................     1.55%            2.80%             4.35%
Class B-2......................     1.10%            1.70%             2.80%
Class B-3......................     0.75%            0.95%             1.70%
Class B-4......................     0.55%            0.40%             0.95%
Class B-5......................     0.40%            0.00%             0.40%

      For purposes of calculating the Applicable Credit Support Percentages of the subordinated certificates, the Class M Certificates will be considered to have a lower numerical class designation and a higher distribution priority than each other class of subordinated certificates. Within the Class B Certificates, the distribution priorities are in numerical order.

      The "Subordinated Principal Distribution Amount" for any loan group and Distribution Date will equal the sum of

   o the Subordinated Percentage for that loan group of all amounts described in the first through fourth bullet of the definition of Principal Amount for that loan group and that Distribution Date,

   o for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the liquidation proceeds allocable to principal received on the Mortgage Loan, after application of the amounts pursuant to the second bulleted item of the definition of Senior Principal Distribution Amount for that loan group up to the related Subordinated Percentage of the Stated Principal Balance of the Mortgage Loan as of the Due Date in the month preceding the month of that Distribution Date,

   o the related Subordinate Prepayment Percentage of amounts described in the sixth and seventh bullets of the definition of Principal Amount for that loan group and that Distribution Date, and minus

   o  the principal portion of any Transfer Payments Made for that loan group.

      On any Distribution Date after the second Senior Termination Date, the Subordinated Principal Distribution Amount will not be calculated by loan group but will be calculated pursuant to the formula set forth above based on the applicable Subordinated Percentage or Subordinated Prepayment Percentage, as applicable, for the subordinated certificates for such Distribution Date with respect to all of the Mortgage Loans in the mortgage pool as opposed to the Mortgage Loans only in the related loan group.

      Residual Certificates. The Class A-R Certificates will remain outstanding for so long as the issuing entity shall exist, whether or not the Class A-R Certificates are receiving current distributions of principal or interest. In addition to distributions of interest and principal as described above, on each Distribution Date, the holders of the Class A-R Certificates will be entitled to receive certain amounts as described in the pooling and servicing agreement. It is not anticipated that there will be any significant amounts remaining for that distribution.

      The "Senior Credit Support Depletion Date" is the date on which the aggregate Class Certificate Balance of the subordinated certificates has been reduced to zero.

Allocation of Losses

      On each Distribution Date, the amount of any Realized Loss with respect to any loan group will be allocated:

   o first, to the subordinated certificates, in the reverse order of their numerical class designations (beginning with the class of subordinated certificates then outstanding with the highest numerical class designation), in each case until the Class Certificate Balance of the respective class of certificates has been reduced to zero, and

   o second, to the senior certificates of the related senior certificate group (other than the Notional Amount Certificates), pro rata, based upon their respective Class Certificate Balances, until their respective Class Certificate Balances are reduced to zero; provided, however, that any Realized Losses otherwise allocated to

         o the Class 1-A-1 Certificates will be allocated to the Class 1-A-2 Certificates, until its Class Certificate Balance is reduced to zero,

         o the Class 2-A-1, Class 2-A-2A, Class 2-A-2B and Class 2-A-2C Certificates will be allocated to the Class 2-B Certificates, until its Class Certificate Balance is reduced to zero, and

         o the Class 3-A-1 Certificates will be allocated to the Class 3-A-2 Certificates, until its Class Certificate Balance is reduced to zero.

      For purposes of allocating losses to the subordinated certificates, the Class M Certificates will be considered to have a lower numerical class designation than each other class of subordinated certificates.

      Because principal distributions are paid to some classes of certificates before other classes of certificates, holders of the certificates that are entitled to receive principal later bear a greater risk of being allocated Realized Losses on the Mortgage Loans than holders of classes that are entitled to receive principal earlier.

      In general, a "Realized Loss" means, for a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of liquidation proceeds applied to the principal balance of the related Mortgage Loan.

      A "Liquidated Mortgage Loan" is a defaulted Mortgage Loan as to which the master servicer has determined that all recoverable liquidation and insurance proceeds have been received. See "Credit Enhancement -- Subordination" in this free writing prospectus.

      "Subsequent Recoveries" are unexpected recoveries, net of reimbursable expenses, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a month prior to the month of the receipt of such recoveries.


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